                                                                  EXHIBIT 10.1.4

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                                CREDIT AGREEMENT

                                   dated as of

                                December 31, 2002

                                      among

                                   ORMESA LLC,
                                   as Borrower

                                 UNITED CAPITAL,
                        a division of Hudson United Bank,
                  as Administrative Agent and Collateral Agent

                                       and

                       The Lenders party to this Agreement
                                from time to time

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                                TABLE OF CONTENTS

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SCHEDULES

SCHEDULE I                 Definitions
SCHEDULE II                Applicable Lending Offices
SCHEDULE III               Commitments
SCHEDULE IV                Insurance
SCHEDULE V                 Filing Jurisdictions
SCHEDULE VI                Government Approvals
SCHEDULE VII               Deferred Government Approvals
SCHEDULE VIII              Environmental Claims
SCHEDULE IX                Upgrade Acceptance Test Parameters

EXHIBITS

EXHIBIT A-1                Form of Initial Term Loan Note
EXHIBIT A-2                Form of Additional Term Loan Note
EXHIBIT B-1                Form of Borrower Security Agreement
EXHIBIT B-2                Form of Borrower Equity Interest Pledge
EXHIBIT C                  Form of Depositary Agreement
EXHIBIT D                  Form of Notice of Borrowing
EXHIBIT E                  Form of Conversion/Continuation Notice
EXHIBIT F                  Form of Distribution Certificate

     CREDIT AGREEMENT (this "AGREEMENT") dated as of December 31, 2002 among
ORMESA LLC, a limited liability company duly formed and validly existing under the laws of the State of Delaware (the "BORROWER"), each of the lenders that is a signatory hereto or which, pursuant to Section 11.06(b), shall become a
"Lender" hereunder (individually, a "LENDER" and, collectively, the "LENDERS"),
UNITED CAPITAL, a division of Hudson United Bank, a New Jersey banking corporation ("UNITED"), not in its individual capacity, but solely as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE
AGENT"), and UNITED, not in its individual capacity, but solely as collateral agent for the benefit of the Secured Parties (in such capacity, the "COLLATERAL
AGENT").

     WHEREAS, the Borrower directly owns 100% of the assets comprising each
Project and has requested that the Lenders make Loans to it in an aggregate principal amount not exceeding $27,500,000 in order to enable the Borrower to:
(a) fund the Debt Service Reserve Account as provided herein; (b) fund certain of its working capital needs in connection with the operation of each Project;
(c) pay costs associated with the transactions contemplated by the Financing
Documents; and (d) make a distribution to the Sponsor;

     WHEREAS, the Lenders are prepared to make the Loans upon the terms and conditions hereof;

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                      DEFINITIONS AND INTERPRETIVE MATTERS

1.01   CERTAIN DEFINED TERMS. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Schedule I. Capitalized terms and other terms used in this
       Agreement shall be interpreted in accordance with Sections 1.02, 1.03 and
       1.04, as applicable.

1.02   CLASSES AND TYPES OF LOANS. Loans hereunder are distinguished by "Class"
       and by "Type". The "CLASS" of a Loan refers to whether such Loan is an
       Initial Term Loan or an Additional Term Loan, each of which constitutes a
       Class of Loans. Commitments to make Loans and Notes evidencing Loans may be correspondingly referred to hereunder by the Class of Loan to which such Commitment or Note, as applicable, relates. The "TYPE" of a Loan refers to whether such Loan is a Prime Rate Loan or a Eurodollar Loan, each of which constitutes a Type of Loan. Loans may be identified by both
       Class and Type.

1.03   RULES OF INTERPRETATION. Unless the context of this Agreement otherwise requires:

       (a)    words of any gender include each other gender;

                                      -2-

       (b)    words using the singular or plural form also include the plural or singular form, respectively;

       (c)    any reference to any Person in any capacity includes a reference to its successors and assigns in such capacity to the extent such succession or assignment is permitted or not prohibited hereunder and, in the case of any Government Authority, any Person
              succeeding to its functions and capacities;

       (d)    the terms "hereof", "herein", "hereby", "hereto" and similar words refer to this entire Agreement and not any particular Section,
              Schedule, Exhibit or other subdivision of this Agreement;

       (e)    references to "Section", "Schedule" or "Exhibit" are to such subdivisions contained in or annexed to this Agreement;

       (f)    the words "include" and "including" shall be deemed to be followed by "without limitation" or "but not limited to", whether or not they are followed by such phrases or words of like import;

       (g)    references to any statute or statutory provision shall be
              construed as a reference to the same as it may have been, or may from time to time be, amended, modified or re-enacted;

       (h)    references to any agreement or document (including this Agreement)
              shall (unless otherwise expressly provided) be construed as a reference to such agreement or document as amended, modified, novated or supplemented (to the extent such amendment,
              modification, novation or supplement is permitted or not
              prohibited by the terms of such agreement or document, this
              Agreement and any other Financing Document) and in effect from time to time and shall (unless otherwise expressly provided)
              include a reference to any document that amends, modifies, novates or supplements it, or is entered into, made or given pursuant to or in accordance with its terms;

       (i)    "this Agreement" and words of similar import shall mean this
              Agreement, together with all Schedules and Exhibits;

       (j)    the headings and table of contents contained in this Agreement are inserted for convenience of reference only and shall not affect the interpretation of this Agreement;

       (k)    references to days shall refer to calendar days, unless Business
              Days are expressly specified; references to weeks, months or years shall be to calendar weeks, months or years, respectively, unless expressly specified otherwise; and

                                      -3-

       (l)    to the extent capitalized terms used in this Agreement are defined by reference to any other Transaction Document (or by reference in such Transaction Document to any other Transaction Document), for purposes of this Agreement, such terms shall continue to have their original definitions notwithstanding any termination or expiration of such agreements, except to the extent the parties hereto agree to the contrary.

1.04   ACCOUNTING TERMS.

       (a)    Accounting Principles, Etc. Except as otherwise expressly provided in this Agreement, all accounting terms used herein or in any other Financing Document shall be interpreted, and all financial statements, certificates and reports as to financial accounting matters required to be delivered hereunder or thereunder, shall
              (unless otherwise notified as provided in Section 1.04(b)) be prepared or made in accordance with the Accounting Principles of the relevant Person to which such terms, financial statements, certificates and/or reports relate, applied on a basis consistent with those used in the preparation of the latest financial statements of such Person furnished hereunder or thereunder, as the case may be, except for such changes as are required by such
              Accounting Principles.

       (b)    Accounting Variations. In respect of any relevant period, the
              Borrower shall, except to the extent already required by the relevant Accounting Principles, deliver (or cause the relevant other Person to deliver) to the Administrative Agent, at the same time as the delivery of any financial statement for that period under Section 8.01, a description in reasonable detail of any material variation (and the consequence thereof) between the application of the Accounting Principles employed in the
              preparation of such statement and the application of the
              Accounting Principles employed in the preparation of the financial statements for the immediately preceding period.

       (c)    Fiscal Periods. To enable the ready and consistent determination of compliance with this Agreement, the Borrower shall not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively, except to the extent required by any Government
              Rule. The Borrower shall notify the Administrative Agent promptly upon becoming aware of such proposed Government Rule requirement of the nature and the effective date of such proposed change.
              Promptly after the delivery of such notice, the Borrower and the
              Administrative Agent (acting at the direction or with the consent of the Majority Lenders) shall negotiate in good faith any amendments to the provisions of the Financing Documents that may be necessary to give fair effect to the intention of such
              provisions.

                                      -4-

                                   ARTICLE II

                                   COMMITMENTS

2.01   LOANS.

       (a)    Initial Term Loan Facility. Each Lender severally agrees, on the terms and conditions of this Agreement, to make a loan
              (collectively, the "INITIAL TERM LOANS") to the Borrower in
              Dollars on the Closing Date in an aggregate principal amount equal to the amount of the Initial Term Loan Commitment of such Lender;
              provided that: (i) there shall be no more than one borrowing of
              Initial Term Loans; and (ii) in no event shall the aggregate principal amount of all Initial Term Loans at any one time outstanding exceed the aggregate amount of the Initial Term Loan
              Commitments as in effect from time to time. Amounts prepaid or repaid in respect of the Initial Term Loans may not be reborrowed.

       (b)    Additional Term Loan Facility. Each Lender severally agrees, on the terms and conditions of this Agreement, to make a loan
              (collectively, the "ADDITIONAL TERM LOANS") to the Borrower in
              Dollars during the Additional Term Loan Availability Period in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of the Additional Term Loan Commitment of such Lender as in effect from time to time; provided that: (i)
              there shall be no more than one borrowing of Additional Term
              Loans; and (ii) in no event shall the aggregate principal amount of all Additional Term Loans at any one time outstanding exceed the aggregate amount of the Additional Term Loan Commitments as in effect from time to time. Amounts prepaid or repaid in respect of the Additional Term Loans may not be reborrowed.

       (c)    Terms Applicable to All Loans; Conversions and Continuations.

              (i)    Borrowings of Loans shall be made and Continued solely in
                     the form of Eurodollar Loans; provided that the Borrower
                     may, subject to all other applicable terms and conditions
                     of this Agreement (including Section 5.04):

                     (A)    Subject to its prior delivery to the Administrative
                            Agent of a Conversion/Continuation Notice, convert
                            any Loans that are Eurodollar Loans into Prime Rate
                            Loans as provided in Sections 5.02 and 5.04;

                     (B)    in any other circumstance where the Borrower and the
                            Administrative Agent concur that, taking account of
                            the expected timing of repayment of any such Loan
                            and the duration of the Interest Periods available
                            for selection by the Borrower, Converting such Loan
                            into a Prime Rate

                                      -5-

                            Loan will enable the Borrower to avoid breakage
                            costs pursuant to Section 5.05, make such
                            Conversion; and

                     (C)    borrow Loans initially as Prime Rate Loans with the
                            consent of the Administrative Agent (not to be
                            unreasonably withheld or delayed) as and to the
                            extent necessary to synchronize the Interest Period
                            of such Loans with other outstanding Loans that are
                            Eurodollar Loans; provided that the Borrower shall,
                            subject to its prior delivery to the Administrative
                            Agent of a Conversion/Continuation Notice, Convert
                            such Prime Rate Loans to Eurodollar Loans as soon as
                            possible to achieve synchronization of such Loans.

              (ii)   Borrowings of Loans may be made initially in the form of
                     Prime Rate Loans if the Borrower is unable to provide
                     sufficient advance notice pursuant to Section 4.05 of the
                     borrowing of such Loans as Eurodollar Loans; provided that such Loans shall be Converted as soon as practicable after the initial borrowing thereof into Eurodollar Loans (unless the Borrower and the Administrative Agent concur that,
                     taking account of the expected timing of repayment of any
                     such Loan and the duration of the Interest Periods
                     available for selection by the Borrower if such Loan were
                     so Converted, the Conversion of such Loan into a Eurodollar
                     Loan will likely subject the Borrower to additional costs
                     pursuant to Section 5.05).

              (iii)  Following the occurrence of any Default or Event of
                     Default, the Administrative Agent may suspend the right of the Borrower to Continue any Loans as, or to Convert any
                     Loans into, Eurodollar Loans.

              (iv)   In connection with any Conversion hereunder, and
                     notwithstanding anything to the contrary contained in this
                     Agreement, a Lender may (in its sole discretion, subject to
                     Section 5.07(a)) change its Applicable Lending Office with respect to the Loan so Converted.

       (d)    Limit on Eurodollar Loans. Only one Interest Period in respect of
              Eurodollar Loans may be outstanding at any one time.

2.02   BORROWINGS. The Borrower shall give the Administrative Agent (which shall promptly notify the Lenders) notice of each borrowing hereunder as provided in Section 4.05 pursuant to a Notice of Borrowing. Not later than 11:00 a.m., New York time, on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan to be made by it on such date to the Administrative Agent at its

                                      -6-

       Principal Office, in immediately available funds, for the account of the
       Borrower. The aggregate principal amount of the Initial Term Loan
       Commitment shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by the Administrative Agent's depositing the same in immediately available funds to such accounts as agreed between the Borrower and the Administrative Agent; provided that an amount equal to $724,000 of the proceeds of the Initial Term Loans shall, pursuant to said agreement between the Borrower and the
       Administrative Agent, be deposited to the Revenue Account.

2.03   REDUCTION OF COMMITMENTS.

       (a)    Optional Reduction of Additional Term Loan Commitments. Subject to
              Section 2.03(b), the Borrower may at any time reduce the aggregate unused amount of the Additional Term Loan Commitments that are surplus to the needs of the Borrower; provided that: (i) the
              Borrower shall give notice of each such reduction as provided in
              Section 4.05; and (ii) each partial reduction shall be in an aggregate amount at least equal to $500,000 and in integral multiples of $500,000 in excess thereof.

       (b)    No Reinstatement. Any Commitments reduced pursuant to paragraph
              (a) above shall for all purposes hereof be terminated and may not be reinstated.

       (c)    Termination of Commitments. Unless previously terminated, the
              Commitments of each Class shall terminate at 5:00 p.m., New York time, on the last day of the Initial Term Loan Availability Period or Additional Term Loan Availability Period, as the case may be.

2.04   FEES.

       (a)    Up-Front Fee. On the Closing Date the Borrower shall pay to the
              Administrative Agent, for the account of each Lender, an up-front fee in an amount equal to 2.00% of the sum of such Lender's
              Commitments; provided, however, that such fee payable to United, as Lender, shall be reduced by an amount equal to $50,000.

       (b)    Commitment Fees. The Borrower shall pay to the Administrative
              Agent, for the account of each Lender, a commitment fee on the daily average unused amount of such Lender's Commitments for the period from (and including) the Execution Date through (and including): (i) in the case of the Initial Term Loan Commitments, the earliest of (A) the Closing Date, (B) the day on which the
              Initial Term Loan Commitments are reduced to zero or terminated, and (C) the last day of the Initial Term Loan Availability Period and, (ii) in the case of the Additional Term Loan Commitments, the earliest of (A) the Second Closing Date, (B) the day on which the
              Additional Term Loan Commitments are reduced to zero or
              terminated, and (C) the last day of the Additional Term Loan
              Availability Period, in each case in the amount of 0.375% per annum.

                                      -7-

       (c)    Commitment Fees Generally. All accrued commitment fees payable pursuant to Section 2.04(b) shall be payable in arrears on each
              Quarterly Date and, with respect to the Commitments of any Class, on the earliest to occur of the date on which of the Commitments of such Class expire, the date the Commitments of such Class are terminated or reduced to zero, and the Final Maturity Date.

       (d)    Administrative Agency Fees. Commencing on the first anniversary of the Closing Date, and annually on each subsequent anniversary thereafter, the Borrower shall pay to the Administrative Agent, for the account of the Administrative Agent, an annual agency fee in an amount equal to $25,000. The Administrative Agent shall not be required to refund any fee it has already received.

2.05   LENDING OFFICES. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

2.06   SEVERAL OBLIGATIONS; REMEDIES INDEPENDENT. The obligations of the Lenders hereunder are several and not joint. The failure of any Lender to make any Loan to be made by it, or any payment required to be made by it hereunder, on the date specified therefor shall not relieve any other
       Lender of its obligation to make its Loan, or its payment, on such date.
       Neither any Lender nor any Agent shall be responsible for the failure of any other Lender to make a Loan, or a payment, to be made by such other
       Lender.

2.07   NOTES.

       (a)    Initial Term Loan Notes. The Initial Term Loan of each Lender shall be evidenced by a single promissory note of the Borrower
              (each, an "INITIAL TERM LOAN NOTE") substantially in the form of
              Exhibit A-1, dated the Closing Date, payable to such Lender in a principal amount equal to the amount of its Initial Term Loan
              Commitment as in effect on the Closing Date and otherwise duly completed.

       (b)    Additional Term Loan Notes. The Additional Term Loan of each
              Lender shall be evidenced by a single promissory note of the
              Borrower (each, an "ADDITIONAL TERM LOAN NOTE") substantially in the form of Exhibit A-2, dated the Closing Date, payable to such
              Lender in a principal amount equal to the amount of its Additional
              Term Loan Commitment as in effect on the Closing Date and
              otherwise duly completed.

       (c)    Loan Records. Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Administrative
              Agent shall maintain records in which it shall record: (i) the amount of each Loan made hereunder, the Class and Type thereof and each Interest Period therefor; (ii) the amount of any principal or interest due and

                                      -8-

              payable or to become due and payable from the Borrower to each
              Lender hereunder; and (iii) the amount of any sum received by the
              Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof. The entries made in the records maintained pursuant to this paragraph (c) shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the
              Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

       (d)    Subdivision. No Lender shall be entitled to have any of its Notes subdivided, by exchange for promissory notes of lesser
              denominations or otherwise, except in connection with a permitted assignment of all or any portion of such Lender's related
              Commitment, related Loan and related Notes pursuant to Section
              11.06(b).

                                      -9-

                                  ARTICLE III

                       PAYMENTS OF PRINCIPAL AND INTEREST

3.01   REPAYMENT OF LOANS.

       The Borrower hereby promises to pay to the Administrative Agent for the account of each Lender the outstanding principal of such Lender's Loan in twenty (20) consecutive quarterly installments payable commencing on the first Quarterly Date following the Closing Date, on the next eighteen succeeding Quarterly Dates and on the Final Maturity Date, each such installment in the amount set forth below (a) if prior to the Second
       Closing Date, under the heading "Initial Term Loan Principal Payment" and
       (b) if on or after the Second Closing Date, under the heading "Initial and Additional Term Loan Principal Payment", in each case opposite the reference to such Quarterly Date, less any portion of any such Initial
       Term Loans prepaid in accordance with Sections 3.03 and 3.04:

                                                               INITIAL AND
                                                              ADDITIONAL TERM
                                      INITIAL TERM LOAN        LOAN PRINCIPAL
         PAYMENT DATE                 PRINCIPAL PAYMENT           PAYMENT

         March 31, 2003                 $  698,000             $  698,000
         June 30, 2003                  $  434,000             $  434,000
         September 30, 2003             $1,696,000             $1,696,000
         December 31, 2003              $1,698,700             $1,698,700
         March 31, 2004                 $  594,171             $  869,000
         June 30, 2004                  $  369,596             $  540,550
         September 30, 2004             $1,446,369             $2,115,375
         December 31, 2004              $1,446,369             $2,115,375
         March 31, 2005                 $  649,177             $  950,000
         June 30, 2005                  $  403,856             $  591,000
         September 30, 2005             $1,579,208             $2,311,000
         December 31, 2005              $1,579,209             $2,311,000
         March 31, 2006                 $  709,544             $1,039,000
         June 30, 2006                  $  441,161             $  646,000
         September 30, 2006             $1,726,399             $2,528,000
         December 31, 2006              $1,726,399             $2,528,000
         March 31, 2007                 $  446,306             $  683,000
         June 30, 2007                  $  277,062             $  424,000
         September 30, 2007             $1,085,379             $1,661,000
         December 31, 2007              $  993,095             $1,661,000

                                      -10-

       Notwithstanding anything to the contrary herein, to the extent not otherwise repaid in full prior to the Final Maturity Date, the Borrower unconditionally promises to pay to the Administrative Agent for the account of each Lender the outstanding principal amount of the Loans made by such Lender, and such Loans shall mature, on the Final Maturity Date.

3.02   INTEREST.

       (a)    General. The Borrower hereby promises to pay to the Administrative
              Agent for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

              (i)    during such periods as such Loan is a Prime Rate Loan, the
                     Prime Rate (as in effect from time to time) plus the
                     Applicable Margin; and

              (ii)   during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable
                     Margin.

       (b)    Default Interest. Notwithstanding the foregoing, the Borrower hereby promises to pay to the Administrative Agent for the account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender, and on any other amount payable by the Borrower hereunder or under any Note held by such
              Lender, to or for the account of such Lender, which shall not be paid in full when due (whether at stated maturity, by
              acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

       (c)    Payment. Accrued interest on each Loan shall be payable: (i) in the case of a Prime Rate Loan, quarterly on the Quarterly Dates;
              (ii) in the case of a Eurodollar Loan, on the last day of each
              Interest Period therefor; and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted).

              Interest payable at the Post-Default Rate as provided in Section
              3.02(b) shall be payable from time to time on demand (or, if no demand is made during any month, on the last day of such month).

                                      -11-

       (d)    Determination of Interest Rate. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to the Borrower.

                                      -12-

3.03   OPTIONAL PREPAYMENTS.

       (a)    Subject to Section 4.04, the Borrower shall have the right to prepay any Loans, at any time and from time to time following the second anniversary of the Closing Date; provided that: (a) the
              Borrower shall give the Administrative Agent and the Collateral
              Agent notice of each such prepayment, as provided in Section 4.05
              (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder);
              and (b) Eurodollar Loans may be prepaid only on the last day of the Interest Period for such Loans unless the Borrower pays all applicable breakage costs pursuant to Section 5.05 at the time of such prepayment.

       (b)    Simultaneously with any optional prepayment, in whole or in part, of the principal of any Loans pursuant to the foregoing clause (a)
              (other than any prepayment made pursuant to the final sentence of
              Section 5.07(a)) or any mandatory prepayment pursuant to Sections
              3.04(b) or 3.04(c), the Borrower agrees to pay to the
              Administrative Agent for the account of each Lender a prepayment commission in respect of each such prepayment in an amount equal to that percentage of the principal amount of the Loans so prepaid set forth below opposite the period in which such prepayment occurs:

         Period in Which Prepayment is Made               Prepayment Commission
         ----------------------------------               ---------------------

         From and including the second anniversary              2.00%
           of the Closing Date through and including the
           day prior to the third anniversary of the
           Closing Date

         From and including the third anniversary               1.00%
           of the Closing Date through and including the
           day prior to the fourth anniversary of the
           Closing Date

         From and including the fourth anniversary              0.00%
           of the Closing Date through and including the
           Final Maturity Date

3.04   MANDATORY PREPAYMENTS; ETC. The Borrower shall make the following mandatory payments in the amounts and at the times set out below, in each case, except as otherwise provided in Section 3.03(b), without any commission, premium or penalty:

                                      -13-

       (a)    Event of Loss.

              (i)    If a Project is declared a Total Loss by its insurers, then on the later of the date of actual receipt of Loss Proceeds with respect thereto and the date of such declaration; and

              (ii)   not later than the date specified for prepayment in
                     accordance with Section 8.05(d) with respect to: (A) any
                     Event of Loss (or upon such earlier date as the Borrower
                     shall have determined not to Restore the related Affected
                     Property); or (B) any period during which any of the
                     conditions of the Restoration under Section 8.05(d) shall
                     have ceased to be satisfied,

              in each case, the Borrower shall prepay the Loans in an amount equal to 100% of the Loss Proceeds with respect to such Event of
              Loss (less the amount expended on the Restoration of the related
              Affected Property as permitted by, and as expended in accordance with, Section 8.05(d)).

              Nothing in this paragraph (a) shall be deemed to limit any obligation of the Borrower to deposit (or cause to be deposited)
              in the Restoration Sub-Account the Loss Proceeds in respect of any
              Event of Loss.

       (b)    Project Documents. If any Project Document at any time is amended or terminated by any party thereto and in a manner that could reasonably be expected to result in a Material Adverse Effect and generate a current cash payment to the Borrower, then the Borrower shall, promptly upon receipt of such payment, prepay the Loans in an amount equal to the proceeds of such payment.

       (c)    Certain Asset Sales. If the Borrower at any time shall transfer, assign, sell or otherwise dispose of any material asset or
              Property pertaining to any Project, other than in accordance with
              Section 8.12 hereof, then the Borrower shall, promptly upon receipt of the proceeds of any payment relating to such
              transaction, prepay the Loans in an amount equal to the proceeds of such payment.

       (d)    Cash Sweeps. If, as of any Quarterly Date, the Borrower shall fail to comply with Section 8.13(iii) hereof, the Borrower shall, at its sole option as provided in Section 4.1(e) of the Depositary
              Agreement, prepay the Loans in the amounts set out in, and otherwise in accordance with, such Section 4.1(e).

3.05   Prepayment Mechanics. All prepayments described in Sections 3.03 and 3.04
       (other than any prepayment made pursuant to the final sentence of Section
       5.07(a) which prepayment shall be applied in accordance with such Section
       5.07(a)) shall be applied to the Initial Term Loans and the Additional
       Term Loans pro rata, and in the inverse order of the maturities of the installments of the Loans then outstanding. Amounts prepaid may

                                      -14-

       not be reborrowed. Any prepayment made or required to be made pursuant to
       Sections 3.03 or 3.04 shall be made together with all accrued but unpaid interest thereon and all other amounts (including, without limitation, any amounts due pursuant to Article V) then due from the Borrower hereunder.

                                   ARTICLE IV

                PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

4.01   PAYMENTS.

       (a)    General. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement and the Notes and, except to the extent otherwise provided therein, all payments to be made by the
              Borrower under any other Financing Document, shall be made in
              Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at its
              Principal Office, or to such account as the Administrative Agent may specify in writing to the Borrower, not later than 1:00 p.m.,
              New York time, on the date on which such payment shall become due
              (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

       (b)    Application of Payments. The Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Loans or other amounts owing by the Borrower hereunder to which such payment is to be applied. In the event that the Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the
              Administrative Agent may distribute such payment to the Lenders for application in such manner as the Administrative Agent or the
              Majority Lenders, subject to Section 4.02, may reasonably
              determine to be appropriate.

       (c)    Forwarding of Payments by Administrative Agent. Each payment received by the Administrative Agent under this Agreement or any
              Note for the account of any Lender or the Collateral Agent or the
              Depositary Bank shall be paid by the Administrative Agent promptly to such Person, in immediately available funds, for the account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made or for the account of the Collateral Agent or the Depositary Bank, as applicable.

       (d)    Extensions to Next Business Day. If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall instead be extended to the first Business Day thereafter, and interest shall be payable for any principal so extended for the period of such

                                      -15-

              extension, unless such Business Day shall fall in a subsequent calendar month, in which case such payment shall be due on the immediately preceding Business Day.

                                      -16-

4.02   PRO RATA TREATMENT. Except to the extent otherwise provided herein:

       (a)    each borrowing of Loans from the Lenders under Section 2.01 shall be made from the relevant Lenders, each payment of commitment fees under Section 2.04 in respect of Commitments shall be made for the account of the relevant Lenders, and each termination or reduction of the amount of the Commitments under Section 2.03 shall be applied to the respective Commitments, pro rata according to the amounts of their respective Commitments;

       (b)    the making of Loans shall be made pro rata among the relevant
              Lenders according to the amounts of their respective Commitments;

       (c)    except to the extent indicated in Section 4.07(b) and except for prepayments made pursuant to the final sentence of Section
              5.07(a), each payment or prepayment of principal of Loans by the
              Borrower shall be made for the account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; provided that if immediately prior to giving effect to any such payment in respect of any Loan the outstanding principal amount of the Loans shall not be held by the
              Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances
              described in the penultimate paragraph of Section 11.04), then such payment shall be applied to the Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders pro rata in
              accordance with their respective Commitments; and

       (d)    each payment of interest on Loans by the Borrower shall be made for the account of the relevant Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders.

4.03   COMPUTATIONS. Interest on Eurodollar Loans and on other obligations of the Borrower or the Lenders that are computed on the basis of the Federal
       Funds Rate shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day)
       occurring in the period for which payable. Interest on Prime Rate Loans, on other obligations of the Borrower or the Lenders that are computed on the basis of the Prime Rate and commitment fees payable in accordance with Section 2.04 shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

4.04   MINIMUM AMOUNTS. Except for mandatory prepayments pursuant to Section
       3.04 and the borrowing of Additional Term Loans, each borrowing and partial prepayment of principal of Loans shall be in an amount at least equal to $500,000 and in multiples of $100,000 in excess thereof.
       Borrowings or prepayments of Loans of different Types or, in the case of
       Eurodollar Loans, having different Interest Periods, at the same time

                                      -17-

       hereunder shall be deemed separate borrowings and prepayments for purposes of the foregoing, one for each Type or Interest Period.

4.05   NOTICES.

       (a)    Certain Notices.

              (i)    Notices by the Borrower to the Administrative Agent (and,
                     as applicable, the Collateral Agent) of optional
                     terminations or reductions of the Commitments, borrowings
                     of Loans, optional prepayments of Loans, Continuations of
                     Eurodollar Loans and Conversions of Loans shall be
                     irrevocable and shall be effective only if received by the
                     Administrative Agent (and, as applicable, the Collateral
                     Agent) not later than 11:00 a.m., New York time, on the
                     number of Business Days prior to the date of the relevant
                     termination, reduction, borrowing, prepayment, Continuation or Conversion or the first day of such Interest Period
                     specified below:

                                                                             Number of
                                                                           Business Days
                                  Notice                                      Prior
      ----------------------------------------------------------------     -------------

      Optional termination or reduction of the Commitments; optional            5
      prepayment of Loans

      Borrowing of, Continuation of, or Conversion into Eurodollar Loans        3

      Borrowing of or Conversion into, Prime Rate Loans                         1

              (ii)   Each such notice of optional termination or reduction of
                     Commitments shall specify the amount of such Commitments to be terminated or reduced.

              (iii)  Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Class and Type of
                     Loans to be borrowed, Converted, Continued or prepaid, the amount (subject to Section 4.04) of each Loan to be
                     borrowed, Converted, Continued or prepaid, and the date of borrowing, Conversion, Continuation or optional prepayment
                     (which shall be a Business Day).

              (iv)   Each such notice of Conversion shall contain a
                     certification of an Authorized Officer of the Borrower that the requirements of

                                      -18-

                     Section 2.01(c) have been satisfied with respect to such
                     Conversion.

              (v)    The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that the
                     Borrower fails to select the Type of Loan, within the time period and otherwise as provided in this Section 4.05, such
                     Loan will be made or Continued, as applicable, as a
                     Eurodollar Loan having an Interest Period of three months.

4.06   NON-RECEIPT OF FUNDS BY THE ADMINISTRATIVE AGENT(a). Unless the
       Administrative Agent shall have been notified by the Borrower prior to the date on which the Borrower is to make payment to the Administrative
       Agent for the account of one or more of the Lenders hereunder (each such payment being herein called the "REQUIRED PAYMENT"), which notice shall be effective upon receipt, that the Borrower does not intend to make the
       Required Payment to the Administrative Agent, the Administrative Agent
       may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date. If the
       Borrower has not in fact made the Required Payment to the Administrative
       Agent, the recipient(s) of such payment shall, on demand, repay to the
       Administrative Agent the amount made available by the Administrative
       Agent pursuant to the previous sentence, together with interest thereon in respect of each day during the period commencing on the date (the
       "ADVANCE DATE") such amount was so made available by the Administrative
       Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day.

4.07   SHARING OF PAYMENTS; ETC.

       (a)    Right of Set-Off. The Borrower agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option, to offset balances held by it for the account of the Borrower at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Loans, or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Administrative Agent thereof;
              provided that such Lender's failure to give such notice shall not affect the validity thereof.

       (b)    Sharing. If any Lender shall obtain from the Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any Note held by it or any other Financing Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than: (i) from the Administrative Agent as provided herein; or (ii) in connection with any reimbursement or indemnification under Section 11.03

                                      -19-

              or any similar provision of any other Financing Document to which less than all of the Lenders are entitled under the terms hereof or thereof, as the case may be; or (iii) in connection with any assignment or participation pursuant to Section 11.06 or any replacement of any Lender pursuant to Article V) and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans or such other amounts then due hereunder or thereunder to such Lender than the percentage received by any other Lender(s) who were also entitled to receive such payments, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be
              equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans or such other amounts, respectively, owing to each of the Lenders; provided that if at the time of such payment, the outstanding principal amount of the Loans shall not be held by the
              Lenders pro rata in accordance with their respective Commitments in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances
              described in the penultimate paragraph of Section 11.04), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the
              Lenders pro rata according to the amounts of such Commitments. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

       (c)    Consent by the Borrower. The Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's liens, counterclaims or similar rights with respect to such participation as fully as if such
              Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

       (d)    Rights of Lenders; Bankruptcy. Nothing contained in this Section
              4.07 shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Borrower. If, under any
              applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this
              Section 4.07 applies, such Lender shall, to the extent
              practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

                                      -20-

                                   ARTICLE V

                             YIELD PROTECTION; ETC.

5.01   ADDITIONAL COSTS.

       (a)    Costs of Making or Maintaining Eurodollar Loans. The Borrower
              shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs that such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "ADDITIONAL
              COSTS"), resulting from any Regulatory Change that:

              (i)    shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or changes the basis of taxation of
                     any amounts payable to such Lender under this Agreement or the Notes in respect of such Loans (other than taxes
                     imposed on or measured by the overall net income of such
                     Lender or of its Applicable Lending Office for such Loans
                     by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

              (ii)   imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized
                     in the determination of the Eurodollar Rate for any
                     Interest Period for such Loan) relating to any extensions
                     of credit or other assets of, or any deposits with or other liabilities of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar
                     Base Rate"), or any Commitment of such Lender to make any
                     such Loans hereunder; or

              (iii)  imposes any other condition affecting this Agreement or the
                     Notes (or any of such extensions of credit or liabilities)
                     or its Commitments.

              If any Lender requests compensation from the Borrower under this paragraph (a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such
              Lender to make or Continue Eurodollar Loans or to Convert Prime
              Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the

                                      -21-

              provisions of Section 5.04 shall apply); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

       (b)    Election by Lender to Suspend Obligations. Without limiting the effect of the provisions of paragraph (a) above, in the event that, by reason of any Regulatory Change, any Lender either:

              (i)    incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of
                     deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on
                     Eurodollar Loans is determined as provided in this
                     Agreement or a category of extensions of credit or other
                     assets of such Lender that includes Eurodollar Loans; or

              (ii)   becomes subject to restrictions on the amount of such a
                     category of liabilities or assets that it may hold,

              then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or Convert Prime Rate Loans into, Eurodollar
              Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section
              5.04 shall apply).

       (c)    Capital Costs. Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the
              Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the parent company of such Lender) for any costs that it determines are attributable to the maintenance by such Lender (or any Applicable
              Lending Office or such parent company) of capital in respect of its Commitments or Loans, pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law) of any court, Government Authority or monetary authority:

              (i)    following any Regulatory Change; or

              (ii)   implementing any risk-based capital guideline or other
                     requirement (whether or not having the force of law and
                     whether or not the failure to comply therewith would be
                     unlawful) heretofore issued but not implemented, or
                     hereafter issued, by any Government Authority or
                     supervisory authority implementing at the national level
                     the Basle Accord (including the Final Risk-Based Capital
                     Guidelines of the Board of Governors of the Federal Reserve
                     System (12 C.F.R. Part 208, Appendix A; 12 C.F.R. Part 225,
                     Appendix A) and the Final Risk-Based Capital Guidelines of
                     the

                                      -22-

                     Office of the Comptroller of the Currency (12 C.F.R. Part
                     3, Appendix A)).

              Such compensation shall include an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any
              Applicable Lending Office or such parent company) to a level below that which such Lender (or any Applicable Lending Office or such parent company) could have achieved but for such law, regulation, interpretation, directive or request.

       (d)    Notification and Certification. Each Lender shall notify the
              Borrower of any event occurring after the date of this Agreement that will entitle such Lender to compensation under paragraph (a)
              or (c) above as promptly as practicable after such Lender obtains actual knowledge thereof. Each Lender will furnish to the Borrower a certificate setting out in reasonable detail the basis and amount of each request by such Lender for compensation under paragraph (a) or (c) above. Determinations and allocations by any
              Lender, for purposes of this Section 5.01, of the effect of any
              Regulatory Change pursuant to paragraph (a) or (b) above, or of the effect of capital maintained pursuant to paragraph (c) above, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such
              Lender under this Section 5.01, shall be conclusive absent manifest error.

       (e)    Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 5.01 shall not constitute a waiver of such Lender's right to demand such
              compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section 5.01 for any
              increased costs or reductions incurred more than 60 days prior to the date that such Lender notifies the Borrower of the Regulatory
              Change giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided, further, that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the 60-day period referred to above shall be extended to include the period of retroactive effect thereof.

5.02   LIMITATION ON EURODOLLAR LOANS. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar
       Base Rate for any Interest Period:

       (a)    the Administrative Agent determines, which determination shall be conclusive absent manifest error, that quotations of interest rates for the relevant deposits referred to in the definition of
              "Eurodollar Base Rate" are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

       (b)    the Majority Lenders determine, which determination shall be conclusive absent manifest error, and notify the Administrative
              Agent that the relevant rates of

                                      -23-

              interest referred to in the definition of "Eurodollar Base Rate", upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined, are not likely to adequately cover the cost to such Lenders of making or maintaining such Eurodollar Loans for such Interest Period,

       then the Administrative Agent shall give the Borrower and each Lender prompt notice thereof, and so long as such condition remains in effect, the obligation of the Lenders to make additional Eurodollar Loans,
       Continue existing Eurodollar Loans or Convert Prime Rate Loans into
       Eurodollar Loans shall be suspended, in which case the provisions of
       Section 5.04 shall be applicable.

5.03   ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful or any central bank or other Government
       Authority asserts that it is unlawful for any Lender or its Applicable
       Lending Office to honor its obligation to make or maintain Eurodollar
       Loans hereunder, and, in the opinion of such Lender (as stated in writing), the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such
       Lender, then such Lender shall promptly notify the Borrower thereof in writing (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Prime Rate Loans into,
       Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of
       Section 5.04 shall be applicable).

5.04   TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make or
       Continue, or to Convert Prime Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01, 5.02 or 5.03 (the "AFFECTED LOANS"),
       such Lender's Affected Loans shall be automatically Converted into Prime
       Rate Loans on the last day(s) of the then-current Interest Period(s) for the Affected Loans (or, in the case of a Conversion required by Section
       5.01(b) or 5.03, on such earlier date as such Lender may certify to the
       Borrower with a copy to the Administrative Agent as being the last permissible date for such Conversion under, or by reason of, the relevant
       Regulatory Change or circumstances described under Section 5.03, such certification to be conclusive absent manifest error) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01, 5.02 or 5.03 which gave rise to such
       Conversion no longer exist:

       (a)    to the extent that such Lender's Affected Loans have been so
              Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Prime Rate Loans; and

       (b)    all Loans that would otherwise be made by such Lender as
              Eurodollar Loans shall be made instead as Prime Rate Loans.

       If such Lender gives notice to the Borrower with a copy to the
       Administrative Agent that the circumstances specified in Section 5.01,
       5.02 or 5.03 that gave rise to the Conversion

                                      -24-

       of such Lender's Eurodollar Loans of any Class pursuant to this Section
       5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist): (i) at a time when Eurodollar Loans made by other Lenders are outstanding, each of such Lender's Prime Rate Loans shall be automatically Converted to Eurodollar Loans, on the first day of the next succeeding Interest Period for, and having the same Interest
       Period as, such outstanding Eurodollar Loans and to the extent necessary so that, after giving effect thereto, all Prime Rate Loans and Eurodollar
       Loans are allocated among the Lenders ratably (as to principal amounts,
       Types and Interest Periods) as nearly as possible in accordance with their respective Commitments; and (ii) at any other time, the Borrower may thereafter provide to the Administrative Agent a notice of
       Conversion, in accordance with Section 4.05, of such Lender's Prime Rate
       Loans to Eurodollar Loans.

5.05   COMPENSATION. The Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of such Lender through the
       Administrative Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate such Lender for any loss, cost or expense that such Lender reasonably determines is attributable to:

       (a)    any payment, prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including the acceleration of the
              Loans pursuant to Section 9.02) on a date other than the last day of an Interest Period for such Loan; or

       (b)    any failure by the Borrower for any reason (including the failure of any of the conditions precedent specified in Article VI to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant Notice of
              Borrowing given pursuant to Section 2.02.

       Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of: (i) the amount of interest that otherwise would have accrued on the principal amount so paid, prepaid, Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then-current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein; over (ii) the amount of interest that otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such
       Lender would have bid in the London interbank market for Dollar deposits of the Reference Banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

5.06   TAXES.

       (a)    General. All payments to be made hereunder and under the Notes and any other Financing Document by the Borrower shall be made free and clear of and without

                                      -25-

              deduction for or on account of, any Taxes (other than Taxes imposed on either Agent or any Lender by the jurisdiction in which such Person is organized or has its principal office or, in the case of any Lender, by the jurisdiction in which its Applicable
              Lending Office is organized or located or, in each case, any political subdivision or taxing authority thereof or therein or otherwise imposed by any taxing authority upon, or measured by, income or assets as a result of the organization or location of such Lender in such taxing authority's jurisdiction (unless such organization or location is attributable to the execution of, or the exercise of any rights or remedies under or in connection with, the Transaction Documents)) (such Taxes being herein referred to as the "APPLICABLE TAXES").

              If any Applicable Taxes are imposed and required to be withheld from any amount payable by the Borrower hereunder or under the
              Notes or any other Financing Document, the Borrower shall (subject to the second sentence of Section 5.06(c)) be obligated to: (i)
              pay such additional amount so that the Agents and the Lenders, as applicable, shall receive a net amount (after giving effect to the payment of such additional amount and to the deduction of all
              Applicable Taxes) equal to the amount due hereunder; (ii) pay such
              Applicable Taxes to the appropriate taxing authority for the account of the Administrative Agent, for the benefit of the Agents and the Lenders, as applicable; and (iii) as promptly as possible thereafter, send to the Administrative Agent a certified copy of any original official receipt showing payment thereof, together with such additional documentary evidence as the Administrative
              Agent or such other Agent or Lender (as applicable) may from time to time reasonably require.

              If the Borrower fails to pay any Applicable Taxes when due to the appropriate taxing authority or fails to remit to the
              Administrative Agent the required receipts or other required documentary evidence, the Borrower shall be obligated to indemnify each Agent and each Lender for any incremental Taxes, as well as interest and penalties that may become payable by such Agent or such Lender as a result of such failure. The obligations of the
              Borrower under this Section 5.06(a) shall survive the termination of the Commitments and the repayment of the Loans.

       (b)    Evidence of Payment. Within 30 days after paying any amount to either Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrower shall deliver to the Administrative Agent, for delivery to such Person, evidence reasonably satisfactory to such Person of such deduction,
              withholding or payment (as the case may be).

       (c)    Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with

                                      -26-

              respect to payments by the Borrower under this Agreement, the
              Notes or any other Financing Document shall deliver to the
              Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower, such properly
              completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate. For any period during which a Foreign Lender has failed to provide the Borrower with the appropriate documentation as required by the preceding sentence, the Borrower shall not be obligated to pay, and such Foreign Lender shall not be entitled to receive, additional amounts under Section 5.06(a) with respect to
              Applicable Taxes imposed by the United States to the extent that such additional amounts would not have arisen but for such failure of such Foreign Lender. If a Foreign Lender that is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to Applicable Taxes, or a higher amount thereof, because of its failure to deliver documentation described in the first sentence of this paragraph (c), the Borrower shall take such steps as such Foreign Lender shall reasonably request to assist such Foreign Lender to recover such Applicable Taxes.

       (d)    Tax Refunds. If an Agent or a Lender receives a refund of, or in respect of, any Applicable Taxes with respect to which the
              Borrower has paid additional amounts pursuant to Section 5.06(a)
              and (i) either: (A) such refund (as received by such Agent or such
              Lender) is specifically referable to such Applicable Taxes; or (B)
              such Agent or such Lender determines (in its sole discretion) that such refund is in respect of, such Applicable Taxes; and (ii) such
              Agent's or such Lender's (as applicable) tax affairs for its tax year in respect of which such refund was obtained have been finally settled, then in each case such Agent or such Lender shall, to the extent it can do so without prejudice to the retention of such refund, pay to the Borrower an amount equal to such refund (but only to the extent of additional amounts paid by the Borrower under Section 5.06(a) with respect to the Applicable
              Taxes giving rise to such refund), net of all out-of-pocket expenses and Taxes incurred by such Agent or such Lender with respect thereto and without interest (other than any interest paid by the relevant Government Authority with respect to such refund).
              Any such payment by any Agent or any Lender shall be applied toward payments of amounts then owed by the Borrower under this
              Agreement if, at the time of such payment, an Event of Default has occurred and is continuing.

              The Borrower shall indemnify each Agent and each Lender on an after-tax basis for any Taxes that are imposed on such Person as a result of the disallowance, unavailability, recapture or reduction of any such refund, as to which such Person has already made payment in full to the Borrower as required by this paragraph (d).
              Nothing herein shall oblige any Agent or any Lender to disclose any of the tax returns, books or other records of such Person, nor shall anything herein interfere with the right of any Agent or any
              Lender to arrange its tax and

                                      -27-

              commercial affairs and its dealings with its various customers in whatever manner it thinks fit. In particular, no Agent or Lender shall be under any obligation to claim credit, relief, remission or repayment from or against its corporate profits or similar tax liability in respect of the amount of any Tax, deduction or withholding as aforesaid in priority to any other claims, reliefs, credits or deductions available to it or that it determines in its sole discretion to be inadvisable.

5.07   MITIGATION OBLIGATIONS; PREPAYMENTS; REPLACEMENT OF LENDERS.

       (a)    Designation of a Different Lending Office; Prepayments. If any
              Lender requests compensation under Section 5.01 or 5.06, or if the
              Borrower is required to pay any additional amount to any Lender or any Government Authority for the account of any Lender pursuant to
              Section 5.06, then such Lender shall use reasonable efforts
              (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office for the Loans of such Lender affected by such event or to assign its rights and obligations therein to another of its offices, branches or Affiliates, if, in the sole opinion of such Lender, such designation or assignment: (i) would eliminate or reduce amounts payable pursuant to Section 5.01 or 5.06, as the case may be, in the future; and (ii) would not be disadvantageous to such
              Lender; provided that such Lender shall have no obligation to designate an Applicable Lending Office located in the United
              States if such Lender's Applicable Lending Office is not then located in the United States. The Borrower shall pay all
              reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. In the event any such
              Lender requesting compensation is unable or, for any reason, declines to so designate a different Applicable Lending Office of its Loans, the Borrower shall have the right to prepay such Lender in whole or in part pursuant to the terms of Section 3.03(a) and
              Section 3.05, and such prepayment shall be exclusive of the prepayment commission described in Section 3.03(b).

       (b)    Replacement of Lenders. If any Lender requests compensation under
              Section 5.01 or 5.06, or if the Borrower is required to pay any additional amount to any Lender or any Government Authority for the account of any Lender pursuant to Section 5.06, or if any
              Lender exercises its rights under Section 5.03, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate (in accordance with and subject to the restrictions contained in Section 11.06), without recourse and without
              compensation or payment of any type other than amounts referred to in clause (i) below, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case

                                      -28-

              of all other amounts); and (ii) such assignment will: (A) result in a reduction in such compensation or payments; or (B) effect the availability of Eurodollar Loans, as applicable. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or
              otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                      -29-

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

6.01   INITIAL TERM LOANS. The obligation of any Lender to make its Initial Loan
       Term Loan hereunder is subject to the receipt by the Administrative Agent of each of the documents and the satisfaction of the conditions precedent set out in this Section 6.01, each of which shall be satisfactory to the
       Lenders in form, scope and substance.

       (a)    Certain Financing Documents. Each of the following Financing
              Documents, each such document to be duly executed and delivered by each of the intended parties thereto:

              (i)    this Agreement;

              (ii)   each of the Initial Term Loan Notes; and

              (iii)  the Consent and Agreement of each of the Operator and
                     Imperial Irrigation District relating to the Project
                     Documents to which such Project Party is a party or by
                     which it is otherwise bound, except as otherwise agreed in writing by the Administrative Agent on or prior to the
                     Closing Date.

       (b)    Security Documents. Each of the following Security Documents, each such document to be duly executed and delivered by each of the intended parties thereto:

              (i)    the Borrower Security Agreement;

              (ii)   the Borrower Equity Interest Pledge;

              (iii)  the Deed of Trust; and

              (iv)   the Depositary Agreement.

       (c)    Project Documents. A copy (which, in the case of the Project
              Documents referred to in clauses (v), (viii), (ix) and (x) below, may be in electronic, CD-ROM format), certified by an Authorized
              Officer of the Borrower to be true, correct and complete, of each of the following Project Documents, each such document to be duly executed and delivered by each of the intended parties thereto:

              (i)    each PPA;

              (ii)   each Plant Connection Agreement;

                                      -30-

              (iii)  the O&M Contract;

              (iv)   each Transmission Services Agreement;

              (v)    each Real Property Document;

              (vi)   the Water Supply Agreement;

              (vii)  the Energy Services Agreement;

              (viii) each Acquisition Document;

              (ix)   each Restructuring Document;

              (x)    each Merger Document;

              (xi)   the Funding and Construction Agreement; and

              (xii)  the Unit Agreement.

       (d)    Limited Liability Company Documents. A certificate of the
              Secretary or Assistant Secretary of the Borrower or of its
              managing member, dated as of the Closing Date, certifying: (A)
              that attached thereto is a true, correct and complete copy of the
              Charter Documents (including the LLC Agreement) of the Borrower as in effect on the date of such certificate; (B) that attached thereto is a true, correct and complete copy of resolutions duly adopted by the managers or member of the Borrower, authorizing the execution, delivery and performance of the Financing Documents to which the Borrower is or is intended to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (C) as to the incumbency and specimen signature of each officer of the Borrower executing each of the Financing Documents, to which the Borrower is or is intended to be a party and each other document to be delivered by the Borrower from time to time in connection therewith (and each
              Financing Party may conclusively rely on such certificate until it receives notice in writing to the contrary from the Borrower).

       (e)    Officers' Certificates. A certificate of an Authorized Officer of the Borrower, dated as of the Closing Date, certifying that: (A)
              the representations and warranties of the Borrower contained in
              Article VII and the material representations and warranties of the
              Borrower in each other Transaction Document to which it is a party are true and correct in all material respects as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such date); (B) the
              Borrower is in compliance with all of its covenants and
              obligations under each of the Financing Documents to which it is a party, and is in compliance in all material respects with all of its covenants and obligations under each of the Project Documents to which it is a

                                      -31-

              party; (C) all Transaction Documents are in full force and effect;
              and (D) no Default or Event of Default has occurred and is continuing on such date, in each case, both immediately prior to the initial extension of credit hereunder and after giving effect thereto and to the intended use thereof.

       (f)    Real Property Documents; Title Insurance; Survey.

              (i)    Title Insurance. A title policy or policies issued by the
                     relevant Title Company or Title Companies which is in ALTA, extended coverage, Lender's Fee Policy form 1970 (revised
                     10/17/84) or such other form approved by the Lenders, or a binding marked commitment to issue such policy or policies, in form, scope and substance satisfactory to the Lenders,
                     insuring the Collateral Agent for the benefit of the
                     Secured Parties, in an amount satisfactory to the Lenders, that the Borrower is lawfully seized and possessed of a
                     valid and subsisting leasehold interest in the Leasehold
                     Properties and estate or interest in the ROW and the Site
                     Licenses, as the case may be, in the Project and that such interests are free and clear of all defects and
                     encumbrances except those approved by the Lenders.

                     Each Title Policy shall contain:

                     (A)    full coverage against Mechanics' Liens (filed and
                            inchoate);

                     (B)    a reference to the relevant Initial Survey with no
                            survey exceptions except those theretofore approved
                            by the Lenders; and

                     (C)    such affirmative insurance and endorsements as the
                            Lenders may require.

              (ii)   Initial Survey. An as-built survey of the Site current to
                     within 90 days of the Closing Date (each such survey, an
                     "INITIAL SURVEY"), which survey shall:

                     (A)    be a current "as-built" metes and bounds survey of
                            the Site, including easements that benefit such
                            Site;

                     (B)    be made in accordance with the "Minimum Standard
                            Detail Requirements for ALTA/ACSM Land Title
                            Surveys" jointly established and adopted by ALTA,
                            ACSM and NSPS in 1999 with all measurements made in
                            accordance with the "Minimum Angle, Distance and
                            Closure

                                      -32-

                            Requirements for Survey Measurements Which Control
                            Land Boundaries for ALTA/ACSM Land Title Surveys";

                     (C)    be prepared by a surveyor satisfactory to the
                            Lenders;

                     (D)    contain "Optional Survey Responsibilities and
                            Specifications" 2, 3, 8, 10 and 16 as specified on
                            Table A to the "Minimum Standard Detail Requirements
                            for ALTA/ACSM Land Title Surveys"; and

                     (E)    contain a certification from said surveyor
                            satisfactory to the Lenders.

              (iii)  Fees. Evidence that the Borrower shall have paid to each
                     Title Company all of its expenses and premiums in
                     connection with the issuance of the Title Policy and in
                     addition shall have paid to each Title Company an amount
                     equal to the relevant recording and stamp taxes payable in connection with recording the Deed of Trust in the
                     appropriate county land offices.

       (g)    Financial Statements. The most recent unaudited quarterly
              financial statements (consolidated as appropriate) of the
              Borrower, prepared in accordance with the relevant Accounting
              Principles, together with a certificate from an Authorized Officer of the Borrower stating that: (A) no material adverse change in its consolidated assets, liabilities and operations or financial condition has occurred from those set out in such most recent financial statements; and (B) such financial statements fairly present in all material respects the financial condition of the
              Borrower.

       (h)    Government Actions.

              (i)    Government Approvals. Copies, certified by an Authorized
                     Officer of the Borrower to be true, correct and complete,
                     of all Government Approvals referred to in Schedule VI
                     (other than those listed on Schedule VII or otherwise
                     designated on such Schedule VII as unavailable), all of
                     which shall be in form and substance satisfactory to the
                     Lenders, together with a certificate from an Authorized
                     Officer of the Borrower stating that all such Government
                     Approvals, other than those listed on Schedule VII, are in full force and effect.

              (ii)   Status. Evidence in form and substance satisfactory to the
                     Lenders that each of the Projects is a QF.

                                      -33-

       (i)    Independent Engineer's Report and Certificate. A report of the
              Independent Engineer, dated as of a recent date and in form, scope and substance satisfactory to the Lenders addressing (among other matters reviewed at the request of the Lenders as determined in their sole discretion): (i) the historical and projected operating and maintenance costs; (ii) the historic operation of the Project, including capacity ratings and actual energy production; (iii) the capability of the Resource, including (A) a review of Resource temperature, well production and operation and maintenance costs associated with the production and injection wells; (B) the historic production and injection volumes and temperature; (C) the ability of the Resource to continually provide sufficient
              temperatures and volumes of geothermal fluid to maintain the
              Project's electricity production and costs as set forth in the
              Closing Pro Forma; (D) the expected degradation of the Resource during the period beginning on the Closing Date and ending on the
              Final Maturity Date; (E) a review of the Resource management and well drilling plans, and the capabilities of the Operator to operate and maintain the Resource; (F) a review of the costs associated with management, maintenance, and development of the
              Resource to maintain temperature and production; and (G) the expected useful life of the Resource as currently used and as anticipated to be used following the Upgrade Project; (iv) the assumptions, formulae, methodologies and structure of the Closing
              Pro Forma; (v) the technical and economic ability and feasibility of the Project to produce and transmit the capacity and energy, and generate Project Cash Flow, in accordance with the Closing Pro
              Forma; (vi) the technical ability and feasibility of the Project to supply capacity and energy and otherwise fulfill its
              obligations under the PPAs; (vii) the projected availability of the Project; (viii) the Borrower's ability to perform under the
              Project Documents; (ix) the adequacy of the Plant Connection
              Agreements, the Transmission Services Agreements, and all other arrangements relating to interconnection; (x) the adequacy of the
              O&M Contract and the reasonableness of the costs and expenses of the Operator for performing services under the O&M Contract; (xi)
              the existence of skilled third party operators capable of
              performing such services at a comparable cost to the fees paid to the Operator under the O&M Contract; (xii) any environmental matters at or in relation to the Site, including (A) the
              Borrower's and the Project's compliance with all applicable
              Government Rules, including all Environmental Laws and all applicable Government Rules relating to health and safety; (B)
              whether the Borrower or the Project is subject to any federal, state or local investigation regarding any actual or potential remedial action or involving any actual or potential expenditure in excess of $100,000 in the aggregate with respect to any
              Environmental Law or in response to any Release; and (C) whether the Borrower or the Project has any contingent liability in excess of $100,000 in the aggregate in connection with any Release;
              (xiii) the adequacy of the plans relating to the Upgrade Project and an opinion that the expectations of the Upgrade Project are obtainable within the cost and time frame anticipated; and (xiv)
              any other technical or regulatory issue that may arise in

                                      -34-

              connection with the Independent Engineer's review of the Project on behalf of the Lenders.

       (j)    Closing Pro Forma. The Closing Pro Forma.

       (k)    Insurance.

              (i)    Acceptable Insurance Broker Certificate. A certificate of
                     an Acceptable Insurance Broker as to the Borrower's
                     compliance with Section 8.05(a) and Schedule IV, such
                     certificate to be in form and substance satisfactory to the
                     Administrative Agent.

              (ii)   Compliance Certificate. A certificate of an Authorized
                     Officer of the Borrower, dated as of the Closing Date,
                     certifying that insurance complying with Section 8.05(a)
                     and Schedule IV, covering the risks referred to therein,
                     has been obtained and is in full force and effect and, as
                     of the date thereof, no notice of cancellation has been
                     issued thereunder.

              (iii)  Insurance Advisor's Report. A report of the Insurance
                     Advisor, dated as of a recent date and satisfactory in
                     form, scope and substance: (A) addressing (among other
                     matters reviewed at the request of the Lenders as
                     determined in their sole discretion): (I) the adequacy of
                     the insurance required by Section 8.05 and Schedule IV and confirming that such insurance and reinsurance provides
                     adequate cover for the Project and adequately protects the interests of the Agents and the Lenders; and (II) the
                     comparability of such insurance with insurance maintained
                     with respect to similar projects by prudent power
                     producers; and (B) confirming that insurance complying with
                     Section 8.05 and Schedule IV, covering the risks referred
                     to therein: (I) is reasonably likely to remain available
                     through the Final Maturity Date; and (II) has been obtained and is in full force and effect and as of the date thereof, no notice of cancellation has been issued thereunder.

       (l)    Filings, Registrations and Recordings; Fees and Taxes.

              (i)    Financing Statements. Acknowledgment copies of all
                     financing statements under the Uniform Commercial Code (and copies of Uniform Commercial Code search reports and tax
                     lien, judgment and litigation search reports) with respect to the Borrower, in each jurisdiction (and, to the extent
                     applicable, county land offices) listed under the name of
                     such Person on Schedule V and in each other jurisdiction in which such financing statements are necessary or, in the
                     opinion of special counsel to the Lenders, desirable to

                                      -35-

                     perfect the Liens created by the Security Documents
                     (including Liens in fixtures created by the Deed of Trust
                     and all other instruments to be recorded or filed or
                     delivered in connection with the Security Documents).

              (ii)   Recordation. Evidence satisfactory to the Administrative
                     Agent that the Security Documents have been duly recorded
                     and filed in all places wherein such recording and filing
                     are necessary to perfect the interests of the
                     Administrative Agent in and to the Collateral covered
                     thereby.

              (iii)  Fees and Taxes. Evidence that all filing, recordation, subscription and inscription fees and all recording and
                     other similar fees, and all recording, stamp and other
                     taxes and other expenses related to such filings,
                     registrations and recordings necessary for the consummation of the transactions contemplated by this Agreement and the other Financing Documents have been paid in full by or on
                     behalf of the Borrower or otherwise provided for.

              (iv)   Other Action. Evidence satisfactory to the Administrative
                     Agent that all other action necessary in order to
                     effectively establish, create and perfect the Liens,
                     charges and security interests contemplated by the Security
                     Documents shall have been duly taken or made and remains in full force and effect.

       (m)    No Proceedings.

              (i)    As of the Closing Date there is no: (I) injunction, writ,
                     preliminary restraining order or any order of any nature
                     issued by any Government Authority, arbitral tribunal or
                     other body directing that any of the transactions provided for herein or in the other Transaction Documents not be
                     consummated as herein or therein provided; or (II)
                     litigation, proceeding or, to the Borrower's knowledge,
                     investigation, of or before any Government Authority,
                     arbitral tribunal or other body pending or, to the
                     Borrower's knowledge, threatened with respect to or
                     affecting any Project, this Agreement or any other
                     Transaction Document or any of the transactions
                     contemplated hereby or thereby.

              (ii)   A certificate of an Authorized Officer of the Borrower,
                     dated as of the Closing Date, certifying as to such effect.

       (n)    No Material Adverse Change.

                                      -36-

              (i)    As of the Closing Date, there has been no Material Adverse
                     Effect since November 7, 2002, and no act, event or
                     circumstance affecting the Borrower has arisen since such
                     date that could reasonably be expected to result in a
                     Material Adverse Effect.

              (ii)   A certificate of an Authorized Officer of the Borrower,
                     dated as of the Closing Date, certifying as to such effect.

       (o)    Opinions of Counsel. The following opinions of counsel, each acceptable in form and substance to the Agents and the Lenders:

              (i)    An opinion of Chadbourne & Parke LLP, as special New York
                     counsel to the Borrower and the Sponsor, and addressing
                     certain New York State and Federal law matters;

              (ii)   An opinion of David Chanover, special California counsel to the Borrower; and

              (iii)  An opinion of Morris, Nichols, Arsht & Tunnell, as special
                     Delaware counsel to the Borrower and the Sponsor and
                     addressing certain general Delaware corporate, limited
                     liability Company, and Uniform Commercial Code matters.

       (p)    Fees and Expenses. Evidence that the Borrower shall have paid in full, on or before the Closing Date, all fees and expenses then due under or pursuant to this Agreement.

       (q)    Establishment and Funding of the Accounts. Each of the Accounts
              shall have been established as of the Closing Date in accordance with the terms of the Depositary Agreement. The Debt Service
              Reserve Account shall have on deposit a credit balance of
              immediately available funds in an amount not less than the Debt
              Service Reserve Required Amount, provided that the initial funding of the Debt Service Reserve Account may be made with the proceeds of the Initial Term Loans.

       (r)    Borrower's LLC Agreement. The Borrower's LLC Agreement shall be in form and substance satisfactory to the Administrative Agent.

       (s)    No Default. Immediately before and after giving effect to such proposed Loan, no Default or Event of Default shall have occurred and be continuing and no Default would result therefrom.

       (t)    Representations and Warranties. Immediately before and after giving effect to such proposed extension of credit, all
              representations of the Borrower and the Sponsor contained in the
              Financing Documents shall be true and correct on and as

                                      -37-

              of the Closing Date in all material respects as if made on and as of such date except for any such representations and warranties that were initially stated to have been made solely as of an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.

       (u)    Absence of Material Adverse Effect. Immediately before and after giving effect to such proposed extension of credit, no Material
              Adverse Effect shall have occurred and be continuing or would result therefrom.

       (v)    Government Approvals. All Government Approvals that are necessary for each Project as of the Closing Date shall have been obtained on or prior to the Closing Date and shall be in full force and effect and not subject to appeal. (w) Notice of Borrowing. The
              Borrower shall have delivered to the Administrative Agent (with a copy to the Collateral Agent) a Notice of Borrowing with respect to Initial Term Loans in an amount equal to the aggregate Initial
              Term Loan Commitments.

       (x)    Payment Instructions. Evidence that the Borrower shall have irrevocably instructed in writing each of SCE and Imperial
              Irrigation District to make all payments owing to the Borrower under any Project Document to which either SCE or Imperial
              Irrigation District is party to the Depositary Bank for deposit into the Revenue Account.

6.02   ADDITIONAL TERM LOANS. The obligation of any Lender to make its
       Additional Term Loan is subject to the receipt by the Administrative
       Agent of the documents and the satisfaction of the conditions precedent set out below on the date of such Loan, each of which shall be in form and substance satisfactory to the Administrative Agent and the Majority
       Lenders.

       (a)    No Default. Immediately before and after giving effect to such proposed extension of credit, no Default or Event of Default shall have occurred and be continuing and no Default would result therefrom.

       (b)    Representations and Warranties. Immediately before and after giving effect to such proposed extension of credit, all
              representations of the Borrower and the Sponsor contained in the
              Financing Documents shall be true and correct on and as of the date of such Additional Term Loan in all material respects as if made on and as of such date except for any such representations and warranties that were initially stated to have been made solely as of an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.

                                      -38-

       (c)    Absence of Material Adverse Effect. Immediately before and after giving effect to such proposed extension of credit, no Material
              Adverse Effect shall have occurred and be continuing or would result therefrom.

       (d)    Government Approvals. All Government Approvals that are necessary for the then current stage of the Development of each Project shall have been obtained on or prior to the date of such extension of credit and shall be in full force and effect and not subject to appeal.

       (e)    Upgrade Acceptance Test. The Project has successfully passed the
              Upgrade Acceptance Test on or before December 31, 2003.

       (f)    Upgrade Pro Forma. The Upgrade Pro Forma, containing assumptions and otherwise in form and substance satisfactory to the Lenders and the Independent Engineer, taking into account the effect of the Upgrade Project on the Projects' performance, and
              demonstrating an annual Debt Service Coverage Ratio of at least
              1.5:1.

       (g)    Independent Engineer's Upgrade Report; Defective Tower Repair. An
              update to the report of the Independent Engineer that was
              delivered on the Closing Date, confirming that the Upgrade
              Acceptance Test has been satisfied in all material respects in form and substance satisfactory to the Lenders, and a certificate of an Authorized Officer of the Borrower, dated no later than July
              1, 2003 certifying that the Tower Repairs have been substantially completed and that, as a result, the cooling towers subject thereof are, as of such date, in good working order and condition in accordance with generally accepted prudent utility practices.

       (h)    Title Policy Endorsement. An endorsement to the Title Policy to the date of such extension of credit, in the form approved by the
              Administrative Agent and setting out no additional exceptions
              (including survey exceptions).

       (i)    Notice of Borrowing. The Borrower shall have delivered to the
              Administrative Agent (with a copy to the Collateral Agent) a
              Notice of Borrowing with respect to Additional Term Loans in an amount not exceeding the present value, as calculated by the
              Administrative Agent, discounted at ten percent (10%), of
              two-thirds (2/3) of Additional Project Cash Flow, as set forth in the Upgrade Pro Forma, for the period from the date the Project passes the Upgrade Acceptance Test to the Final Maturity Date, but
              not to exceed the aggregate Additional Term Loan Commitments.

       (j)    Other. Such other statements, certificates, documents and
              information with respect to any Project or matters contemplated by this Agreement as either Agent or the Majority Lenders may reasonably request.

                                      -39-

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders and each Agent that:

7.01   EXISTENCE. The Borrower is duly organized or formed, validly existing and in good standing under the laws of the State of Delaware. The Borrower is duly qualified to do business and is in good standing in the State of
       California. The Borrower is duly qualified to do business and is in good standing in all other places where necessary in light of the business it conducts and the Property it owns and intends to conduct and own and in light of the transactions contemplated by this Agreement and the other
       Transaction Documents, except where the failure to so qualify or be in good standing could not reasonably be expected to have a Material Adverse
       Effect. No filing, recording, publishing or other act that has not been made or done is necessary in connection with the existence or good standing of the Borrower or the conduct of its business.

7.02   FINANCIAL CONDITION.

       (a)    Financial Statements. The financial statements delivered to the
              Administrative Agent pursuant to Section 8.01, and any related statements of income, owner's equity and cash flows: (i) fairly present, in all material respects, the financial condition of the
              Borrower as of the date delivered and the results of its
              operations for the period covered thereby (subject, in the case of any quarterly financial statements to normal year-end audit adjustments); and (ii) have been prepared in accordance with the
              Accounting Principles applicable to such Person.

       (b)    No Material Contingent Liabilities. As of the date of the relevant balance sheet included in such financial statements, the Borrower has no contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments or any other liabilities or obligations of a nature required to be reflected in a balance sheet for the period to which such financial statements relate that were not disclosed in such balance sheet and, either
              individually or in the aggregate would be material to the
              Borrower.

       (c)    No Material Adverse Change. The Borrower knows of no reasonable basis existing as of the date of its most recent balance sheet in accordance with Section 8.01 for the assertion against it of any liability or obligation of a nature required to be reflected in a balance sheet that is not fully reflected in its most recent balance sheet. Since the date of delivery of such balance sheet, there has been no material adverse change in the financial condition, operations or business of the Borrower from that set out in such financial statements as at such date.

                                      -40-

7.03   ACTION.

       (a)    Borrower. The Borrower has full limited liability company power, authority and legal right to execute and deliver the Transaction
              Documents to which it is or is intended to be a party and to perform its obligations thereunder. The execution, delivery and performance by the Borrower of each of the Transaction Documents to which it is or is intended to be a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary limited liability company action on its part.
              Each of the Transaction Documents to which the Borrower is a party has been duly executed and delivered by or on behalf of such
              Person and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by: (i) applicable
              bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally; and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

       (b)    Other Major Project Parties.

              (i)    Each of the other Major Project Parties has full corporate, limited liability company or partnership power, authority
                     and legal right to execute and deliver each of the
                     Transaction Documents to which it is or is intended to be a party and to perform its obligations thereunder;

              (ii)   the execution, delivery and performance by each other Major
                     Project Party of each of the Transaction Documents to which it is or is intended to be a party and the consummation of the transactions contemplated thereby have been duly
                     authorized by all necessary corporate, limited liability
                     company or partnership action on the part of such other
                     Major Project Party; and

              (iii)  each of the Transaction Documents to which any other Major
                     Project Party is a party has been duly executed and
                     delivered by such other Major Project Party and constitutes the legal, valid and binding obligation of such other
                     Project Party enforceable against such other Major Project
                     Party in accordance with its terms, except as the
                     enforceability thereof may be limited by: (A) applicable
                     bankruptcy, insolvency, moratorium or other similar laws
                     affecting the enforcement of creditors' rights generally;
                     and (B) the application of general principles of equity
                     (regardless of whether such enforceability is considered in a proceeding at law or in equity);

                                      -41-

              provided that these representations shall be made only to the knowledge of the Borrower with respect to any other Major Project
              Party that is not an Affiliate of the Borrower.

7.04   NO BREACH.

       (a)    Execution, Etc. of Transaction Documents. The execution, delivery and performance by the Borrower of each of the Transaction
              Documents to which it is or is intended to be a party and the consummation of the transactions contemplated thereby do not and will not: (i) require any consent or approval of any Person that has not been obtained (except for consents from the BLM, SCE and for certain consents by third parties to the right of the
              Collateral Agent on behalf of the Secured Parties under the
              Security Documents to step into, cure defaults under or substitute a counterparty to, certain Project Documents) and each such consent and approval that has been obtained is in full force and effect; (ii) violate any material Government Rule or material
              Government Approval applicable to any Project; (iii) conflict with, result in a breach of or constitute a default under: (A) the
              Borrower's Charter Documents or any corporate, limited liability company action or any resolution of the member of the Borrower; or
              (B) any Project Document other than with respect to the Consents described in clause (i) above that have not been obtained or any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its Property may be bound or affected in any material respect; or (iv) result in, or create any Lien (other than a Permitted Lien) upon or with respect to any of the
              properties now owned or hereafter acquired by the Borrower.

       (b)    No Breach. The Borrower is not in violation of any Government Rule or Government Approval that could reasonably be expected to result in a Material Adverse Effect. The Borrower is not in breach of or default under any indenture, loan or credit agreement or any other agreement, lease or instrument referred to in paragraph (a)(iii)
              above, except such breaches or defaults that, in the aggregate could not reasonably be expected to result in a Material Adverse
              Effect.

7.05   GOVERNMENT APPROVALS; GOVERNMENT RULES.

       (a)    Borrower. All Government Approvals necessary under Government
              Rules to be obtained by or on behalf of the Borrower on or prior to the Closing Date are set out in Schedules VI and, except for those Government Approvals set out in Schedule VII which are not currently required for any Project, have been duly obtained, were validly issued, are in full force and effect, are not subject to appeal, are held in the name, or on behalf of, such Person and are free from conditions or requirements compliance with which could reasonably be expected to result in a Material Adverse Effect or which such Person does not reasonably expect to be able to satisfy on or prior to the time when necessary.

                                      -42-

       (b)    Other Major Project Parties. To the Borrower's knowledge: (i) each other Major Project Party has obtained all Government Approvals necessary under Government Rules that are required to be obtained on or prior to the Closing Date in order for such other Major
              Project Party to perform its obligations under the Transaction
              Documents to which it is or is intended to be a party, other than those Government Approvals not currently required for any Project;
              and (ii) such Government Approvals are in full force and effect, are not subject to appeal, are held in the name of such other
              Major Project Party and are free from conditions or requirements compliance with which could reasonably be expected to result in a
              Material Adverse Effect or which the Borrower does not reasonably expect such other Major Project Party to be able to satisfy on or prior to the time when necessary.

       (c)    No Material Omission. The information set out in each application and all other written materials submitted by the Borrower (and to the Borrower's knowledge, each other Major Project Party) to the applicable Government Authority in connection with each of its
              Government Approvals is accurate and complete in all material respects as of the date submitted to such Government Authority and does not omit to state any material fact necessary to make such information not misleading.

       (d)    Future Government Approvals. The Borrower has no reason to believe that any Government Approvals that have not been obtained by it or any other Major Project Party as of the date of this Agreement, but which will be required in the future, will not be obtained in due course on or prior to the time when necessary and will be free from any condition or requirement, compliance with which could reasonably be expected to have a Material Adverse Effect.

       (e)    Compliance of Upgrade Project. The Upgrade Project, if constructed in accordance with the Plans and Specifications therefor and otherwise Developed as contemplated by the Project Documents, will conform to and comply, in all material respects, with all
              covenants, conditions, restrictions and reservations in the
              Government Approvals applicable thereto and all Government Rules.

       (f)    Copies Provided to Administrative Agent. In accordance with
              Section 6.01(h), the Administrative Agent has received a certified copy of each Government Approval heretofore obtained.

7.06   PROCEEDINGS. There is no action, suit or proceeding at law or in equity or by or before any Government Authority, arbitral tribunal or other body now pending or, to the knowledge of the Borrower, threatened against or affecting it, any of its Property (including any Project) or, to the knowledge of the Borrower, any other Major Project Party, that could reasonably be expected to result in a Material Adverse Effect. No winding up, dissolution or similar process is pending or threatened against the
       Borrower or (to the knowledge of the Borrower) any other Major Project
       Party except, after the

                                      -43-

       Closing Date, to the extent such process, if adversely determined, could not reasonably be expected to result in an Event of Default.

7.07   ENVIRONMENTAL MATTERS.

       (a)    Environmental Claims. Except as described in Part A of Schedule
              VIII, to the knowledge of the Borrower, there are no facts, circumstances, conditions or occurrences regarding any Project that could reasonably be expected to form the basis of an
              Environmental Claim arising with respect to any Project or against such Project, the Borrower or, in connection with its involvement in any Project, any other Environmental Party, that individually or in the aggregate could reasonably be expected to result in a
              Material Adverse Effect.

       (b)    Threatened Environmental Claims. Except as set out in Part B of
              Schedule VIII, there are no pending or, to the knowledge of the
              Borrower no past or, threatened Environmental Claims arising with respect to any Project or against such Project, the Borrower or, in connection with its involvement in the Development of any
              Project, any other Environmental Party, that individually or in the aggregate could reasonably be expected to result in a Material
              Adverse Effect.

       (c)    Hazardous Materials. Except as set out in Part C of Schedule VIII,
              to the Borrower's knowledge no Hazardous Materials have been Used or Released at, on, under or from any Project in an amount or concentration that is not otherwise in compliance with applicable
              Environmental Law and that individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

       (d)    Other Materials. There are not now and, to the knowledge of the
              Borrower, never have been any underground storage tanks located at any Project. There is no asbestos contained in, forming part of, or contaminating any part of any Project, and no polychlorinated biphenyls are used, stored, located at or contaminate any part of any Project.

       (e)    Investigations. There have been no environmental investigations, studies, audits, reviews or other analyses conducted by or that are in the possession of the Borrower (or, with respect to such investigations, studies, audits, reviews and other analysis conducted prior to April 15, 2002, known by the Borrower to be in its possession) in relation to any Project that have not been provided to the Administrative Agent and the Lenders.

7.08   TAXES. The Borrower has filed or caused to be filed all tax returns that are required by applicable law to be filed, and has paid all Taxes shown to be due and payable on said returns or on any assessments made against the Borrower or any of its Property and all other Taxes imposed on the
       Borrower by any Government Authority (other than Taxes the payment of which are not yet due or that are being Contested) except, in each case, where such failure could not reasonably be expected to have a Material
       Adverse Effect.

                                      -44-

       No Liens for Taxes (other than Permitted Liens) against the Borrower or any of its Property exist and no claims are being asserted against the
       Borrower or any of its Property with respect to any Taxes. The aggregate amount of sales, excise or property taxes imposed or reasonably expected to be imposed on the Borrower or any of its Property does not exceed the amounts provided therefor in the Closing Pro Forma. The charges, accruals and reserves on its books in respect of Taxes are, in the opinion of the
       Borrower, adequate.

7.09   TAX STATUS.

       (a)    For Federal and state income tax purposes, the Borrower is disregarded as an entity separate from its owner.

       (b)    Neither the execution and delivery of this Agreement, the other
              Transaction Documents or the Non-Material Project Contracts nor
              the consummation of any of the transactions contemplated hereby or thereby shall affect the classification of the Borrower as set out in paragraph (a) above.

7.10   ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87)
       did not, as of the date of the most recent financial statements reflecting such amounts, materially exceed the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not,
       as of the date of the most recent financial statements reflecting such amounts, materially exceed the fair market value of the assets of all such underfunded Plans.

7.11   NATURE OF BUSINESS. The Borrower has not engaged in any business other than the Development of the Projects and with respect to the SIGC Lease.
       Neither the business nor any Properties of the Borrower are or have been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

7.12   TITLE; SECURITY DOCUMENTS.

       (a)    Title. The Borrower owns and has good, legal and marketable title to the Collateral purported to be covered by the Security
              Documents to which it is a party, except for that portion of the
              Collateral which is Real Property, in which the Borrower has a valid estate or interest, and all such interests of the Borrower are free and clear of all Liens other than Permitted Liens.

                                      -45-

              (i)    The Borrower is lawfully possessed of a valid and
                     subsisting estate in and to the Real Property and rights to the Real Property described in the Deed of Trust free and
                     clear of all Liens other than the Liens granted to the
                     Collateral Agent for the benefit of the Secured Parties
                     under the Security Documents and:

                     (A)    as at the Closing Date, exceptions shown on the
                            Title Policy delivered on the Closing Date in
                            relation thereto; and

                     (B)    Permitted Liens.

              (ii)   The Borrower enjoys peaceful and undisturbed possession of, all of its Properties (subject only to the Permitted Liens described above) that are necessary for the Projects.

       (b)    Security Documents. The provisions of the Security Documents are effective to create, in favor of the Collateral Agent for the benefit of the Secured Parties, a legal, valid and enforceable
              Lien on and security interest in all of the Collateral purported to be covered thereby in accordance with state law and as
              permitted pursuant to the rules and regulations of the BLM. All necessary and appropriate recordings and filings have been made, or are being made concurrently herewith, in all necessary and appropriate public offices (including in the jurisdictions set out in Schedule V), and all other necessary and appropriate action has been, or is concurrently herewith being, taken, so that, subject to the rules and regulations of the BLM, each such Security
              Document creates, or as to after-acquired property will create, to the extent set forth in such Security Document, a perfected Lien on and security interest in all right, title, estate and interest in the Collateral covered thereby, prior and superior to all other
              Liens other than Permitted Liens. Except as otherwise agreed by the Lenders, all necessary and appropriate consents to the creation, perfection and enforcement of such Liens have been obtained from each of the parties to the Project Documents except for the BLM and SCE. Subject to the rules and regulations of the
              BLM, no mortgage or financing statement or other instrument or recordation covering all or any part of the Collateral purported to be covered by the Security Documents is on file in any
              recording office, except such as may have been filed in favor of the Collateral Agent for the benefit of the Secured Parties or in respect of any Permitted Lien.

7.13   SUBSIDIARIES.

       (a)    No Subsidiaries. The Borrower has no subsidiaries.

       (b)    Ownership Interests in Borrower. There are no ownership interests in the Borrower other than the 100% member interest held by the
              Sponsor.

                                      -46-

7.14   UTILITY REGULATION.

       (a)    Holding Company. The Borrower is not a "public-utility company" or a "holding company", or an "affiliate" of a "holding company" or of a "public-utility company", or a "subsidiary company" of a
              "holding company", within the meaning of PUHCA nor is Borrower subject to regulation under PUHCA. None of the Projects is a
              "public-utility company" or a "holding company", or an "affiliate"
              of a "holding company" or of a "public-utility company", or a
              "subsidiary company" of a "holding company" within the meaning of
              PUHCA.

       (b)    Status. Each of the Projects is a QF. The Borrower is not, nor
              will any of the Secured Parties (solely as a result of its execution, delivery or performance of this Agreement or the other
              Financing Documents or the transactions contemplated thereby, other than the exercise of remedies under the Security Documents except to the extent that, following such exercise of remedies, the Borrower will remain as the owner of the Projects, and the
              Operator will remain as the operator thereof) be, subject to regulation as a "public-utility company", a "holding company" or a
              "subsidiary company" or an "affiliate" of any of the foregoing, under PUHCA.

       (c)    Public Utility. Except as set out on Schedule VII and provided in the Government Approvals identified therein, the Borrower is not, nor will any of the Secured Parties be (solely as a result of its execution, delivery or performance of this Agreement or the other
              Financing Documents or the transactions contemplated thereby, other than the exercise of remedies under the Security Documents except to the extent that, following such exercise of remedies, the Borrower will remain as the owner of the relevant Projects, and the Operator will remain as the operator thereof), subject to regulation: (i) respecting the rates of electric utilities or material financial and organizational regulation of electric utilities under the FPA or the applicable Government Rules of the
              State of California other than, solely with respect to the Secured
              Parties' exercise of remedies under the Security Documents,
              Section 203 of the FPA; or (ii) otherwise as a gas or other regulated utility, however denominated, under applicable
              Government Rules of the United States of America or the State of
              California.

       (d)    Investment Company. The Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or an "investment advisor" within the meaning of the Investment Company Act of 1940.

7.15   FINANCING DOCUMENTS; PROJECT DOCUMENTS; NON-MATERIAL PROJECT CONTRACTS;
       LICENSES, ETC.

       (a)    Financing Documents; Project Documents; Non-Material Project
              Contracts. The Financing Documents, Project Documents and the
              Non-Material Project Contracts constitute and include all
              contracts and agreements relating to the Projects. As at

                                      -47-

              the Closing Date, all Project Documents are set out in the
              definition thereof in Schedule I. There are no material services, materials or rights (other than Government Approvals) required for any Project other than those granted by, or to be provided to the
              Borrower pursuant to, the Project Documents. The Borrower has no reason to believe that any services, materials or rights (other than Government Approvals) that have not been obtained as of the date of this Agreement, but that will be required for a future stage of the Development of any Project (including, without limitation, the Upgrade Project), will not be obtained in due course on or prior to the commencement of the appropriate stage of
              Development of such Project and will not contain any condition or requirement compliance with which could reasonably be expected to have a Material Adverse Effect.

       (b)    Copies of Documents. The Administrative Agent has received a copy
              (certified by the Borrower) of each Project Document, in
              accordance with Section 6.01(c), in each case as in effect on the date of delivery and each amendment, modification or supplement thereto.

       (c)    No Amendment. Since their certification and delivery in accordance with Section 6.01(c) and except as permitted pursuant to Section
              8.22, none of the Project Documents has been amended, modified or supplemented or has been Impaired and all of the Project Documents are in full force and effect in all material respects. All conditions precedent to the obligations of the respective parties under the Project Documents have been satisfied or waived except for such conditions precedent that need not and cannot be
              satisfied until a later stage of Development of the relevant
              Project, and the Borrower has no reason to believe that any such condition precedent cannot be satisfied on or prior to the commencement of the appropriate stage of Development of such
              Project.

       (d)    Representations and Warranties. All material representations, warranties and other factual statements made by the Borrower and, to the knowledge of the Borrower, made by each other Person in the
              Project Documents are true and correct in all material respects
              (or, if stated to have been made solely as of an earlier date, were true and correct as of such date) and do not omit to state any material fact necessary to make such representations,
              warranties and other factual statements not misleading.

       (e)    No Default. The Borrower is not in default in the performance of any covenant or obligation set out in any Project Document in a manner that could reasonably be expected to result in a Material
              Adverse Effect. To the knowledge of the Borrower, no other party to any Project Document is in default in the performance of any covenant or obligation set out therein in a manner that could reasonably be expected to result in a Material Adverse Effect. No
              Default or Event of Default has occurred and is continuing.

                                      -48-

       (f)    Licenses. All material permits, licenses, trademarks, patents or agreements with respect to the usage of technology or other property (other than those constituting Government Approvals) that are necessary for each Project have been obtained, are final and are in full force and effect in all material respects and any such permits, licenses, trademarks, patents or agreements not currently necessary for each Project can reasonably be expected to be obtained when needed, free from conditions or requirements, compliance with which could reasonably be expected to result in a
              Material Adverse Effect.

7.16   UTILITY SERVICES. All utility services necessary for the Development of each Project, including, as necessary, water supply, storm and sanitary sewer, electric and telephone services and facilities, are available to such Project.

7.17   DISCLOSURE. All factual information in writing (taken as a whole)
       furnished by the Borrower or any Affiliate of the Borrower on its behalf, whether in print or electronic form, to any Financing Party was true and accurate in all material respects: on the dates as of which such information was furnished, and was not incomplete by omitting to state any material fact necessary to make such information (taken as a whole)
       not misleading in any material respect at such time in light of the circumstances under which such information was provided; provided, however, that, except as otherwise expressly provided in this Agreement, the Borrower's sole representation with respect to projections, estimates or other expressions of view as to future circumstances shall be that such projections, estimates or other expressions of view as to future circumstances: (i) were prepared in good faith and with due care; (ii)
       fairly present in all material respects the Borrower's expectations as to the matters covered thereby as of their respective date(s) of delivery;
       (iii) were based on reasonable assumptions as to all factual and legal matters material to the estimates therein as of their respective date(s)
       of delivery; (iv) were in all material respects consistent with the provisions of the Transaction Documents as of their respective date(s) of delivery; and (v) contain no statements or conclusions that are based upon or include information known to the Borrower to be misleading or that fail to take into account material information regarding the matters reported therein as of their respective date(s) of delivery. There are in existence no documents or agreements that have not been disclosed to the
       Lenders that are material in the context of the Transaction Documents or that have the effect of varying any of the Transaction Documents or the
       Projects. There is no fact known to the Borrower that has not been disclosed in writing to the Lenders and that has had, or that could reasonably be expected in the future to have, a Material Adverse Effect.

7.18   USE OF PROCEEDS. The proceeds of each Loan will be used solely in accordance with, and solely for the purposes contemplated by, Section
       8.09. No part of the proceeds of any Loan hereunder will be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock or to extend credit to others for such purpose.

7.19   FEES. On the Closing Date, except with respect to the financial advisor to the Borrower in connection with the transactions contemplated hereby, the Borrower does not have any

                                      -49-

       obligation to any Person in respect of any finder's, broker's, investment banking, legal or accounting or other similar fee (including any fee payable to engineers, environmental consultants, fuel consultants or similar experts) in connection with any of the transactions contemplated by the Transaction Documents for services rendered more than 60 days prior to the Closing Date other than fees payable to Lenders or fees specifically contemplated in the Closing Pro Forma.

7.20   INDEBTEDNESS. The Borrower is not directly or indirectly liable with respect to any Indebtedness outstanding as of the Closing Date other than
       Permitted Indebtedness.

7.21   INVESTMENTS. The Borrower has no Investments except Permitted
       Investments.

7.22   NO FORCE MAJEURE. No event, condition or circumstance has occurred on the basis of which the Borrower has either given a notice of "force majeure"
       or received such notice from any other Person that could reasonably be expected to entitle the Borrower or such notifying Person to excuse, defer or suspend the performance of any of the material obligations of the Borrower or such notifying Person under any Transaction Document to which it is a party on the basis of "force majeure."

7.23   ASSETS. The Borrower owns, leases and otherwise has full legal right to use all Real Property, subject to the rules and regulations of the BLM, buildings, machinery, equipment and other assets, whether tangible or intangible, that are necessary or useful for the conduct of its business as presently conducted and as proposed to be conducted through the Final
       Maturity Date. On and as of the Closing Date, each such asset is, except for the assets to be repaired and/or upgraded as part of the Upgrade
       Project and the Tower Repairs, free from defects (patent and latent), is in good operating condition and repair (subject to normal wear and tear), and is suitable for the purposes for which it is presently used and as proposed to be used through the Final Maturity Date. Since April 15,
       2002, each such asset, except for the assets to be repaired and/or upgraded as part of the Upgrade Project and the Tower Repairs, has been maintained in accordance with prudent and good industry practice.

                                  ARTICLE VIII

                                    COVENANTS

The Borrower covenants and agrees with the Lenders and the Agents that until the
Termination Date:

8.01   FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower shall deliver to the Administrative Agent (in sufficient copies for distribution to each of the Lenders):

       (a)    as soon as available and in any event within 60 days after the end of each quarterly fiscal period of each fiscal year of the
              Borrower, unaudited statements

                                      -50-

              of income, owners' equity and cash flows of the Borrower, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related unaudited balance sheet as at the end of such period, setting out in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by any material accounting variation report required by Section
              1.04(b) and a certificate of a senior financial officer of the
              Borrower, which certificate shall state that said financial statements fairly present in all material respects the financial condition and results of operations of the Borrower, in accordance with the Accounting Principles applicable to the Borrower as at the end of, and for, such period (subject to normal year-end audit adjustments);

       (b)    as soon as available and in any event within 120 days after the end of each fiscal year of the Borrower, audited statements of income, owners' equity and cash flows of the Borrower for such year and the related audited balance sheets as at the end of such year, setting out in each case in comparative form the
              corresponding figures for the preceding fiscal year, and
              accompanied by any material accounting variation report required by Section 1.04(b) and an opinion thereon of independent certified public accountants of recognized standing reasonably acceptable to the Lenders, which opinion shall state that said financial statements fairly present in all material respects the financial condition and results of operations of the Borrower as at the end of, and for, such fiscal year in accordance with the Accounting
              Principles applicable to the Borrower, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default (which certificate may be limited to the extent required by accounting rules or
              guidelines or customary accounting practice);

       (c)    promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that the Borrower shall have filed with the Securities and Exchange Commission or any national securities exchange;

       (d)    prompt written notice of receipt by the Borrower of written notice of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower in an aggregate amount that could reasonably be expected to result in a Default or have a Material Adverse Effect;

       (e)    promptly after the Borrower knows or has reason to believe that any Default or Event of Default has occurred, a notice of such event describing the same in reasonable detail and, together with such notice or as soon thereafter as practicable, a description of the action that the Borrower has taken or proposes to take with respect thereto;

                                      -51-

       (f)    promptly after the Borrower knows or has reason to believe that any fact, event, circumstance, condition or occurrence has occurred that results in, or could reasonably be expected to result in, a Material Adverse Effect, a notice of such fact, event, circumstance, condition or occurrence describing the same in reasonable detail and, together with such notice or as soon thereafter as practicable, a description of the action that the
              Borrower has taken or proposes to take with respect thereto;

       (g)    promptly after the Borrower knows or has reason to believe that any event, circumstance or condition in the nature of force majeure has occurred which could reasonably be expected to result in a materially adverse change from the Closing Pro Forma or, if the Second Closing Date has occurred, the Upgrade Pro Form, a notice of such event, describing the same in reasonable detail and, together with such notice or as soon thereafter as
              practicable, a description of the action that the Borrower has taken or proposes to take with respect thereto;

       (h)    promptly upon their becoming available, copies of all material notices or material documents received by the Borrower pursuant to any Project Document (including any notice or other document relating to a failure by the Borrower to perform any of its covenants or obligations under such Project Document);

       (i)    promptly upon their becoming available, copies of all material periodic reports received from the Operator and other material notices relating to any Project received from any Project Party;

       (j)    the notices required by Section 8.06;

       (k)    as soon as practicable as they are available, copies of each insurance policy relating to the Projects, together with a certificate of an Authorized Officer of the Borrower, dated as of the date of such delivery, certifying that the policies comply with Section 8.05(a) and Schedule IV, cover the risks referred to therein, are in full and effect, as of the date of such delivery, no notice of cancellation has been issued thereunder, and that all premiums then due and payable thereon have been paid; and

       (l)    from time to time such other information regarding the financial condition, operations, business or prospects of the Borrower
              (including any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender
              (through the Administrative Agent) or Agent may reasonably request.

8.02   MAINTENANCE OF EXISTENCE; ETC.The Borrower shall: (a) preserve and maintain its legal existence; (b) preserve and maintain its good standing and all material licenses, rights, privileges and franchises necessary for the proper operation of each Project and its qualification to do business; and (c) conduct its business in an orderly, efficient and

                                      -52-

       regular manner, unless the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

8.03   COMPLIANCE WITH GOVERNMENT RULES; ETC.

       (a)    Compliance with Government Rules. The Borrower shall comply with all applicable Government Rules and from time to time obtain, maintain, comply with and renew all Government Approvals as shall now or hereafter be necessary under applicable Government Rules
              (except any thereof the non-compliance with or non-renewal of which could not reasonably be expected to result in a Material
              Adverse Effect). The Borrower shall promptly upon receipt or publication furnish a copy (certified by the Borrower or, if available, the applicable Government Authority) of each such
              Government Approval to the Administrative Agent.

       (b)    No Amendment. Except as provided in Section 8.22(b)(vi), the
              Borrower shall not petition, request or take any legal or
              administrative action that seeks to amend, supplement or modify any Government Approval unless: (i) the Borrower theretofore shall have furnished to the Administrative Agent and the Lenders a detailed description of the proposed amendment, supplement or modification and the actions that the Borrower proposes to take with respect thereto; and (ii) such amendment, supplement or modification could not reasonably be expected to result in a
              Material Adverse Effect. The Borrower shall promptly upon receipt or publication thereof furnish a copy (certified by the Borrower or the applicable Government Authority) of each amendment, supplement or modification to any Government Approval to the
              Administrative Agent.

       (c)    QF Status. The Borrower shall maintain the status of the Projects as QFs.

8.04   ENVIRONMENTAL COMPLIANCE.

       (a)    No Use or Release. The Borrower shall not Use or Release, or permit the Use or Release of, Hazardous Materials at any Project
              other than in compliance with all applicable Environmental Laws and where such Use or Release could not reasonably be expected to result in a Material Adverse Effect.

       (b)    Investigation. The Borrower shall conduct and complete any investigation, study, sampling and testing and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials Released at, on, in, under or from any Project, to the extent required by and consistent with the requirements of all applicable Environmental Laws except where failure to conduct or complete such clean-up, removal, remedial or other action could not reasonably be expected to result in a
              Material Adverse Effect.

       (c)    Environmental Claim. The Borrower shall deliver to the
              Administrative Agent and each Lender:

                                      -53-

              (i)    promptly upon obtaining knowledge of: (A) any fact,
                     circumstance, condition or occurrence that could form the
                     basis of an Environmental Claim arising with respect to any
                     Project or against such Project, the Borrower or, in
                     connection with its involvement in any Project, any other
                     Environmental Party, in each case, which could reasonably
                     be expected to have a Material Adverse Effect; or (B) any
                     pending or threatened material Environmental Claim arising with respect to any Project or against such Project, the
                     Borrower or, in connection with its involvement in any
                     Project, any other Environmental Party, a notice thereof
                     describing the same in reasonable detail and, together with such notice or as soon thereafter as practicable, a
                     description of the action that the Borrower has taken or
                     proposes to take with respect thereto and, thereafter, from time to time such detailed reports with respect thereto as the Administrative Agent or any Lender (through the
                     Administrative Agent) may reasonably request; and

              (ii)   promptly upon their becoming available, copies of all
                     material written communications with any Government
                     Authority relating to any violation or alleged violation of any Environmental Law or any Environmental Claim relating
                     to any Project.

8.05   INSURANCE; EVENTS OF LOSS.

       (a)    Insurance Maintained by the Borrower. The Borrower shall keep its present and future properties and business insured as required by and in accordance with the terms and conditions described in
              Schedule IV.

       (b)    Compromise, Adjustment or Settlement. The Administrative Agent
              shall be entitled at its option to participate in any compromise, adjustment or settlement in connection with any Event of Loss under any policy or policies of insurance or any proceeding with respect to any condemnation (including a Condemnation) or other taking of Property of the Borrower in excess of $1,000,000. The
              Borrower shall, within five Business Days after request therefor, reimburse the Administrative Agent for all reasonable
              out-of-pocket expenses (including reasonable attorneys' and experts' fees) incurred by the Administrative Agent in connection with such participation. The Borrower shall not make any
              compromise, adjustment or settlement in connection with any such claim without the approval of the Administrative Agent, which approval shall not unreasonably be withheld, conditioned or delayed. The Borrower shall diligently pursue all claims and rights to compensation against all relevant insurers and/or
              Government Authorities, as applicable, in respect of any Event of
              Loss.

       (c)    Loss Proceeds. In the event that the Borrower receives any amount of Loss Proceeds in respect of any Event of Loss, the Borrower shall deposit the amount

                                      -54-

              of such Loss Proceeds in the Restoration Sub-Account. In the event that the Borrower receives any amount of proceeds of business interruption insurance and other payments received for
              interruption of operations in respect of any Event of Loss, the
              Borrower shall deposit the amount of such proceeds in the Revenue
              Account. In the event that the amount of such Loss Proceeds with respect to any Event of Loss is $2,500,000 or less, such amounts shall be made available to the Borrower for the purpose of
              Restoring the Affected Property and shall be applied by the
              Borrower to the payment of the cost of the Restoration of the
              Affected Property. In the event that the amount of such Loss
              Proceeds with respect to any Event of Loss is greater than
              $2,500,000, such amounts shall be made available to the Borrower from time to time in accordance with paragraph (d) and shall be applied by the Borrower to the payment of the cost of the
              Restoration of the Affected Property.

              In the event that the relevant Event of Loss has caused a Project to be declared a total loss by its insurers, the Loss Proceeds with respect to such Event of Loss shall be promptly applied by the Administrative Agent in accordance with Section 3.04.

       (d)    Restoration. Amounts to be made available to the Borrower from the
              Restoration Sub-Account to be applied to the Restoration of
              Affected Property following any Event of Loss ("RESTORATION WORK")
              shall be remitted to the Borrower by the Administrative Agent, in the event that the amount of Loss Proceeds with respect to such
              Event of Loss is greater than $2,500,000, subject to the
              satisfaction of the following conditions:

              (i)    in the event that the amount of Loss Proceeds with respect to such Event of Loss is less than or equal to $5,000,000, the Borrower has delivered to the Administrative Agent
                     plans and specifications for the Restoration Work,
                     including reasonable estimates of the costs and time
                     required to complete such Restoration Work ("RESTORATION
                     PLANS") and has certified in writing to the Administrative
                     Agent that the conditions set out in paragraphs (ii)(B),
                     (C), (E) and (F) below have been satisfied; and

              (ii)   in the event that the amount of Loss Proceeds with respect to such Event of Loss is greater than $5,000,000:

                     (A)    the Borrower shall have delivered the relevant
                            Restoration Plan to the Administrative Agent and the
                            Independent Engineer;

                     (B)    the Restoration Plans provide for Restoration Work
                            that is technically feasible and will, upon
                            completion thereof, result in the Project being at
                            least equal in value, general

                                      -55-

                            utility and levels of performance as the Project
                            prior to the Event of Loss;

                     (C)    the Restoration Plans provide for the Restoration
                            Work to be completed within the period covered by
                            business interruption insurance, plus any additional
                            period agreed between the Borrower and the
                            Administrative Agent (after consultation with the
                            Independent Engineer) for a cost not to exceed the
                            relevant Loss Proceeds plus any necessary additional
                            funds ("ADDITIONAL RESTORATION FUNDS") to be
                            contributed towards such Restoration from: (I)
                            amounts then on deposit in the Revenue Account that
                            are distributable in accordance with Section 8.13,
                            which amounts shall be transferred to the
                            Restoration Sub-Account; or (II) cash actually
                            deposited into the Restoration Sub-Account by a
                            Person other than the Borrower;

                     (D)    the Independent Engineer shall have delivered to the
                            Administrative Agent and the Lenders a certificate
                            to the effect that the amount of Loss Proceeds with
                            respect to such Event of Loss that has been
                            deposited in the Restoration Sub-Account together
                            with any Additional Restoration Funds, business
                            interruption insurance proceeds relating thereto and
                            any projected revenues from the Project are
                            sufficient to Restore the Affected Property and to
                            pay all Operation and Maintenance Expenses and all
                            maintenance expenditures for such affected Project
                            and Debt Service, in each case during the period of
                            time that is required, in the opinion of the
                            Independent Engineer, to Restore the Affected
                            Property (the "RECONSTRUCTION PERIOD");

                     (E)    no Event of Default could reasonably be expected to
                            occur during Restoration as a consequence of
                            Restoration Work, assuming that Restoration Work on
                            such Project proceeds in accordance with the
                            Restoration Plan;

                     (F)    the Property constituting the Restoration Work shall
                            be subject to the Lien of the Security Documents
                            (whether by amendment to the Security Documents or
                            otherwise) free and clear of all Liens other than
                            Permitted Liens; and

                     (G)    Each request by the Borrower for a disbursement of
                            funds from the Restoration Sub-Account shall be made
                            on 10 days' prior written notice to the
                            Administrative Agent,

                                      -56-

                            Collateral Agent and the Depositary Bank and shall
                            be accompanied by: (I) a certificate of each of an
                            Authorized Officer of the Borrower and the
                            Independent Engineer that: (1) all of the
                            Restoration Work completed has been done
                            substantially in compliance with the Restoration
                            Plan therefor; (2) the sum requested is required to
                            pay, or to reimburse the Borrower for, costs
                            incurred in connection with such Restoration Work
                            (giving a brief description of the services and
                            materials provided in connection with such
                            Restoration Work); (3) the sum requested, when added
                            to all Loss Proceeds and Additional Restoration
                            Funds with respect to the relevant Event of Loss
                            previously paid out by the Depositary Bank, does not
                            exceed the cost of the Restoration Work done as of
                            the date of such certificate; and (4) the amount of
                            Loss Proceeds with respect to the relevant Event of
                            Loss remaining in the Restoration Sub-Account,
                            together with any remaining Additional Restoration
                            Funds, will be sufficient to complete the
                            Restoration Work (giving an estimate of the cost of
                            such completion in such reasonable detail as the
                            Administrative Agent may reasonably request); (II) a
                            certificate of an Authorized Officer of the Borrower
                            certifying that no Default or Event of Default shall
                            have occurred and is continuing at such date; and
                            (III) partial lien waivers executed by each
                            contractor and major subcontractor involved in the
                            Restoration Work that shall cover all labor,
                            materials (including equipment and fixtures of all
                            kinds), supplies or services done, performed or
                            furnished at, for or to the relevant Project in
                            connection with the Restoration Work performed to
                            the date of such payment.

              Once such Restoration Work is complete (such completion to be evidenced by a certificate of the Borrower delivered to the
              Administrative Agent, the Collateral Agent and the Depositary
              Bank), any remaining relevant Loss Proceeds shall be applied as set out in Section 4.3 of the Depositary Agreement.

              If the Borrower shall at any time abandon the Restoration Work or otherwise fail to pursue the Restoration Work substantially in accordance with the Restoration Plans, then, to the extent that such Loss Proceeds shall not otherwise have been remitted as aforesaid to the Borrower, such Loss Proceeds shall promptly (at the direction of the Majority Lenders) be applied by the
              Administrative Agent in accordance with Section 3.04(a). Anything to the contrary in this Section 8.05 notwithstanding, if as the result of such Event of Loss or Restoration Work an Event of
              Default shall have occurred and be continuing, the Administrative
              Agent

                                      -57-

              may instruct the Depositary Bank to apply any amount of such Loss
              Proceeds in the Restoration Sub-Account in accordance with Section
              3.05.

8.06   PROCEEDINGS. The Borrower shall, promptly upon: (a) obtaining knowledge of any action, suit or proceeding at law or in equity by or before any
       Government Authority, arbitral tribunal or other body pending or threatened against or otherwise affecting the Borrower or any other Major
       Project Party or any of such Person's Property, any Transaction Document, any Project or the Collateral, in each case that could reasonably be expected to result in a Material Adverse Effect; or (b) becoming aware of any other circumstance, act or condition (including the adoption, amendment or repeal of any Government Rule or the Impairment of any
       Government Approval or notice (whether formal or informal, written or oral) of the failure to comply with the terms and conditions of any
       Government Approval) that could reasonably be expected to result in a
       Material Adverse Effect, in each case, furnish to the Administrative
       Agent a notice of such event describing the same in reasonable detail and, together with such notice or as soon thereafter as practicable, a description of the action that the Borrower or such other Major Project
       Party has taken and, with respect to the Borrower, proposes to take with respect thereto.

8.07   TAXES. The Borrower shall pay and discharge all Taxes imposed on it or on its income or profits or on any of its Property or on any Transaction
       Document prior to the date on which penalties attach thereto and prepare and file Tax returns on or before their due date.

8.08   BOOKS AND RECORDS. The Borrower shall keep proper books of record and accounts in accordance with Accounting Principles applicable to it and permit representatives of either Agent, upon reasonable notice, to visit and inspect its properties, to examine, copy or make excerpts from its books, records and documents and to discuss its affairs, finances and accounts with its principal officers during normal business hours and at such intervals as either Agent may reasonably request. The Borrower shall notify the Agents of any change in its independent accountants. The
       Independent Engineer shall have the right to inspect any Project in order to perform its obligations under the Financing Documents, including, to witness and verify any acceptance tests and to discuss the Borrower's affairs with its principal officers and engineers, all at such reasonable times and at such intervals as the Independent Engineer may reasonably request. The Borrower shall at all times maintain and preserve a complete set of Plans and Specifications for each Project (and any Restoration
       Plans with respect to such Project) at such Project's Site, available for inspection by the Independent Engineer (in order to perform its obligations under the Financing Documents), the Agents and any Lender.

8.09   USE OF PROCEEDS. The Borrower shall utilize the proceeds of the Loans as provided in the second paragraph of this Agreement.

8.10   MAINTENANCE OF LIENS. The Borrower shall maintain and preserve the Liens created by the Security Documents and the priority thereof and shall from time to time execute or

                                      -58-

       cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any Security Document) reasonably requested by the Collateral Agent for such purposes. The Borrower shall promptly discharge, at the
       Borrower's cost and expense, any Lien (other than Permitted Liens) on the
       Collateral.

8.11   [INTENTIONALLY OMITTED].

8.12   PROHIBITION OF FUNDAMENTAL CHANGES.

       (a)    Merger or Consolidation. The Borrower shall not merge into or consolidate with, or acquire all or any substantial part of the assets or any class of stock or other ownership interests of, any other Person without the prior written consent of the Majority
              Lenders. The Borrower shall not convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of
              transactions, any assets except sales of (without duplication) (A)
              electrical energy or capacity or ancillary services pursuant to a
              PPA or otherwise in the ordinary course of its business; (B)
              assets in the ordinary course of its business, the proceeds of which do not in any year exceed the aggregate sum of $250,000 as to all Projects; and (C) assets made redundant by the Upgrade
              Project.

       (b)    No Acquisition. The Borrower shall not purchase or acquire any assets other than: (i) the purchase of assets reasonably required for the repair of the Defective Towers, and the Upgrade Project, in each case, in accordance with the respective plans therefor;
              (ii) the purchase of assets reasonably required in connection with
              Restoration of the Project in accordance with Section 8.05(d);
              (iii) the purchase of assets in the ordinary course of business as reasonably required in connection with the Project in accordance with the Project Documents and the Non-Material Project Contracts
              and as contemplated by the Closing Pro Forma or, if the Second
              Closing Date has occurred, the Upgrade Pro Forma; and (iv)
              Permitted Investments.

8.13   RESTRICTED PAYMENTS(a).

       The Borrower shall not, directly or indirectly, declare or make any other
       Restricted Payment unless each of the following conditions is satisfied both immediately before and after the date of payment thereof:

       (i)    the date of payment of such Restricted Payment shall be on or within 30 days after a Quarterly Date; provided that, if the
              Borrower has been precluded from making any Restricted Payment within such 30-day period solely as a consequence of the condition set out in paragraph (ii) below being unsatisfied during such period and such condition is subsequently satisfied, the Borrower may make such Restricted Payment on any date (the "EXTENDED

                                      -59-

              RESTRICTED PAYMENT DATE") within 10 days after the date such condition is first satisfied as long as all other conditions of this Section 8.13 are satisfied on and as of such Extended
              Restricted Payment Date;

       (ii)   no Default (other than any Default that (i) provides a cure period therefor of not less than 30 days, (ii) is reasonably capable of being remedied during such 30-day period, (iii) as to which the
              Borrower is diligently prosecuting or pursuing such remedy, and
              (iv) following the occurrence of which not more than 30 days have elapsed), or an Event of Default shall have occurred and shall be continuing or would result from the making of such Restricted
              Payment;

       (iii)  for any Quarterly Date on or prior to March 31, 2004, the
              Projected Debt Service Coverage Ratio shall be at least 1.20:1, and for any corresponding Quarterly Date thereafter, the Debt
              Service Coverage Ratio for the relevant Historical Computation
              Period shall be at least 1.20:1;

       (iv)   the balance on deposit in the Debt Service Reserve Account shall, on the date of payment of such Restricted Payment after giving effect thereto, be at least equal to the Debt Service Reserve
              Required Amount;

       (v)    the Restricted Payment shall only be made from and to the extent of Distributable Cash (as defined in the Depositary Agreement);
              and

       (vi)   each of the Administrative Agent and the Depositary Bank has received: (i) at least 10 days prior to the corresponding
              Quarterly Date and, if applicable, Extended Restricted Payment
              Date, a Distribution Certificate substantially in the form of
              Exhibit G.

       If any of the foregoing conditions to distribution are not satisfied, the relevant monies shall be applied as set out in Section 4.1 of the
       Depositary Agreement.

8.14   LIENS. The Borrower shall not create, incur, assume or suffer to exist any Lien on any of the Collateral or any of the other Property of the
       Borrower except Permitted Liens.

8.15   INVESTMENTS. The Borrower shall not make any Investments except Permitted
       Investments.

8.16   HEDGING ARRANGEMENTS. The Borrower shall, not later than 30 days following the Closing Date, enter into and at all times thereafter maintain in full force and effect one or

                                      -60-

       more Interest Rate Cap Agreements providing for the payment to the
       Borrower of an amount equal to the excess of the Eurodollar Rate minus
       (b) six percent (6%), and otherwise on terms reasonably acceptable to the
       Administrative Agent and the Borrower, with one or more hedge providers reasonably acceptable to the Administrative Agent and the Borrower, and in a notional equivalent amount at least equal to 60% of the principal amount of all Loans outstanding on any Quarterly Date prior to the Final
       Maturity Date.

8.17   INDEBTEDNESS. The Borrower shall not, directly or indirectly, create, incur, assume or otherwise be or become liable with respect to any
       Indebtedness except Permitted Indebtedness.

8.18   TRANSACTIONS WITH AFFILIATES. Except as expressly permitted by this
       Agreement, the Borrower shall not, directly or indirectly, enter into any transaction directly or indirectly with or for the benefit of an
       Affiliate other than transactions that: (a) are in the ordinary course of business, including, without limitation, the Upgrade Project; (b) are on terms and conditions at least as favorable to the Borrower as would be obtainable at the time in a comparable "arm's-length" transaction with a
       Person other than an Affiliate; (c) would not result in any Default hereunder; and (d) are not otherwise prohibited hereunder.

8.19   NATURE OF BUSINESS. The Borrower shall not engage in any business other than the operation of the Projects as contemplated by the applicable
       Project Documents and Non-Material Project Contracts and as contemplated by the SIGC Lease.

8.20   MAINTENANCE OF PROPERTIES.

       (a)    Properties. The Borrower shall maintain and preserve all of its
              Properties necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and in accordance with generally accepted prudent utility practices (and all other standards and requirements, to the extent more stringent, set out in any Project Document).

       (b)    Restoration. The Borrower shall Restore any of its Property now or hereafter the subject of an Event of Loss (whether or not insured against or insurable) except any of its Property that has been the subject of an Event of Loss that the Borrower determines in good faith (and, in relation to any Event of Loss for which the amount of the Loss Proceeds exceeds $2,000,000, with the approval of the
              Majority Lenders) not to be necessary to the conduct of its business.

       (c)    No Removal. The Borrower shall not permit all or any portion of any Project to be removed from such Project's Site (except in the ordinary course of business with respect to maintenance of components of such Project that is required to be conducted off of such Project's Site), demolished or materially altered; provided that spare parts and similar individual items of equipment may be moved from one Project to another Project as the Borrower may reasonably believe necessary.

                                      -61-

8.21   [INTENTIONALLY OMITTED]

8.22   PROJECT DOCUMENTS; ETC.

       (a)    Project Documents. The Borrower shall, unless prior written consent is obtained from the Majority Lenders: (i) perform and observe in all material respects all of its material covenants and obligations contained in each of the Project Documents to which it is a party; and (ii) except as permitted by Section 8.22(b): (A)
              take all reasonable and necessary action to prevent the
              termination or cancellation of any Project Documents in accordance with the terms thereof or otherwise; and (B) enforce against the relevant Project Party each material covenant or obligation of such Project Document in accordance with its terms, unless the failure to so comply could not reasonably be expected to result in a Material Adverse Effect. Anything in the foregoing to the contrary notwithstanding, the Borrower shall pay, or cause to be paid, when due, all claims for labor, material, supplies or services (under the Project Documents or otherwise) that, if unpaid, could by law result in a Mechanics' Lien; provided that:
              (A) in the event that, in accordance with the provisions of the relevant Project Document, any such claim may be paid in
              installments or may be deferred (whether or not interest shall accrue on the unpaid balance thereof), the Borrower may pay such claim in installments (together with accrued interest on the unpaid balance thereof, if any) as the same become due or prior to the end of such period of deferral; and (B) the Borrower shall have the right to contest the validity or amount of such claim.

       (b)    No Cancellation, Assignment, Etc. The Borrower shall not, without the prior written consent of the Majority Lenders:

              (i)    cancel or terminate any Project Document to which it is a
                     party or consent to or accept any cancellation or
                     termination thereof;

              (ii)   sell, assign (other than pursuant to the Security
                     Documents) or otherwise dispose of (by operation of law or otherwise) any part of its interest in any Project
                     Document, except as permitted by Section 8.12;

              (iii)  waive any default under, or material breach of, any Project
                     Document or waive, fail to enforce, forgive, compromise,
                     settle, adjust or release any material right, interest or
                     entitlement, howsoever arising, under or in respect of any
                     Project Document or in any way vary, or agree to the
                     variation of, any material provision of such Project
                     Document or of the performance of any material covenant or obligation by any other Person under any Project Document;

                                      -62-

              (iv)   exercise any "price reopener" or quantity adjustment
                     provisions or similar contractual adjustment provisions
                     (whether or not such provisions relate to price or
                     quantity) under any Project Document or act upon any "price reopener" or quantity adjustment provisions or any such
                     similar contractual adjustment provisions under any Project
                     Document exercised by any other Project Party (except, in
                     each case, upon instructions of the Majority Lenders (after
                     Expert Consultation));

              (v)    petition, request or take any other legal or administrative action that seeks, or may reasonably be expected, to Impair any Project Document or amend, modify or supplement any
                     Project Document; or

              (vi)   amend, supplement or modify any Project Document (in each
                     case as in effect on the Closing Date (or if executed
                     subsequently, its execution date) other than as
                     contemplated by the Energy Services Agreement and as
                     thereafter amended, supplemented or modified in accordance with this paragraph (b)) in any material respect.

       (c)    Additional Project Documents. The Borrower shall not enter into any Additional Project Document (other than Interest Rate Cap
              Agreements) without the prior approval of the Majority Lenders
              (such consent not to be unreasonably withheld or delayed) unless:
              (i) the terms of such Additional Project Document are in
              accordance with the terms of the then-current Annual Operating
              Plan and Budget; (ii) entering into such Additional Project
              Document could not reasonably be expected to have a Material
              Adverse Effect; (iii) the terms and conditions of such Additional
              Project Document are consistent with the Financing Documents; and
              (iv) the Borrower shall take (or cause to be taken) all action necessary to create and perfect the Lien and security interests of the Secured Parties thereon (including execution of all Ancillary
              Documents).

       (d)    Restrictions. The Borrower shall not enter into any contract or agreement (other than the Financing Documents and any Project
              Document related to the Upgrade Project) or take any other action that, directly or indirectly, restricts its ability to: (i) enter into amendments, modifications, supplements or waivers of any of the Transaction Documents; (ii) sell, transfer or otherwise dispose of its assets other than in the ordinary course of its business; (iii) create, incur, assume or suffer to exist any Lien upon any of its Property other than Permitted Liens; (iv) create, incur, assume, suffer to exist or otherwise become liable with respect to any Indebtedness other than Permitted Indebtedness; or
              (v) declare or make any Restricted Payment except in accordance with Section 8.13.

       (e)    Delivery of Documents. Promptly after the execution and delivery thereof, the Borrower shall furnish each Agent and the Lenders with: (i) copies (certified by

                                      -63-

              the Borrower) of: (A) all amendments, supplements, change orders or modifications of any Project Document to which such Person is a party; and (B) all Additional Project Documents to which it is a party; and (ii) all Ancillary Documents to which it is a party relating to any Additional Project Document.

       (f)    Fees Under O&M Contract. The Borrower and the Operator shall not, without the prior written consent of the Majority Lenders, permit
              "Extraordinary Operation Expenses" under and as defined in the O&M
              Contract to exceed $750,000 in any fiscal year of the Borrower.

8.23   ANNUAL OPERATING PLANS AND BUDGETS; OPERATING STATEMENTS.

       (a)    Annual Operating Plan and Budget.

              (i)    Scope of Annual Operating Plan and Budget. The Borrower
                     shall prepare and submit to the Administrative Agent (with sufficient copies to permit distribution to each Lender and the Independent Engineer), as and when required by this
                     Agreement, a consolidated annual operating plan and budget for the Borrower for the upcoming Operating Year, including operating and maintenance programs, capital expenditure
                     programs, and budgeted statements of income and sources and uses of cash and balance sheets (the "ANNUAL OPERATING PLAN
                     AND BUDGET"). The Annual Operating Plan and Budget shall be accompanied by a statement of a financial officer of the
                     Borrower to the effect that, to the best of such officer's knowledge, such budget is a reasonable estimate for the
                     period covered thereby and is in compliance with the
                     requirements of this Section 8.23(a).

              (ii)   Contents. Each Annual Operating Plan and Budget shall
                     contain reasonable estimates of Project Revenues (broken
                     out by source), Operation and Maintenance Expenses,
                     Extraordinary Operation Expenses (as defined in the O&M
                     Contract (including a monthly breakdown thereof), capital
                     expenditures, projected working capital requirements of the
                     Borrower and production goals, including detailed
                     assumptions regarding the dispatch of each Project and
                     power prices, in each case, for each calendar month covered by such Annual Operating Plan and Budget, based on the
                     reasonable projections at such time. Such projections shall be based on all facts and circumstances then existing and
                     known to the Borrower and that reflect a reasonable
                     estimate of its future results for the upcoming Operating
                     Year and, in the case of its net income, the next
                     succeeding three (3) Operating Years. Each Annual Operating
                     Plan and Budget shall also address each Project's interface requirements in relation to local utilities,

                                      -64-

                     proposed staffing levels and safety, regulatory and
                     environmental compliance programs. Each Annual Operating
                     Plan and Budget shall be prepared in good faith on the
                     basis of written assumptions stated therein which the
                     Borrower believes to be reasonable as to all factual and
                     legal matters material to such estimates.

              (iii)  Form of Annual Operating Plan and Budget. Unless otherwise consented to by the Administrative Agent, which consent
                     shall not be unreasonably withheld, conditioned or delayed, each Annual Operating Plan and Budget from year to year
                     shall be based on the same format as the "Data Import"
                     worksheet that is a part of the Closing Pro Forma and be
                     maintained on the same basis and provide sufficient detail to permit a meaningful comparison to previous years.

              (iv)   At least 45 (but no more than 90) days prior to the end of each Operating Year, the Borrower shall prepare and submit to the Administrative Agent a draft Annual Operating Plan
                     and Budget for the upcoming Operating Year.

              (v)    Effectiveness and Approval of Annual Operating Plans and
                     Budgets. Subject to the following sentence, a draft Annual
                     Operating Plan and Budget shall become effective on the
                     first day of the relevant Operating Year. In relation to
                     any draft Annual Operating Plan and Budget delivered
                     pursuant to paragraph (iv) above in relation to a new
                     Operating Year, if: (A) expenses for the Operating Year
                     covered thereby for any Project exceed those set out for
                     such Project in the then-current Annual Operating Plan and
                     Budget by more than 10% on a consolidated basis; or (B)
                     actual expenditures for any Project in respect of Operation and Maintenance Expenses in the then-current Operating Year met the conditions set out in paragraph (b)(i)(B) below, in each case: (I) the Borrower shall notify the Administrative
                     Agent thereof when submitting the draft Annual Operating
                     Plan and Budget pursuant to paragraph (a)(iv) above or (b)
                     below; and (II) Majority Lender approval of such draft
                     Annual Operating Plan and Budget shall be required, which
                     approval shall not unreasonably be withheld, conditioned or delayed. If the Administrative Agent does not inform the
                     Borrower of the Majority Lenders' disapproval of the
                     submitted Annual Operating Plan and Budget within 30 days
                     after submission thereof to the Administrative Agent, such
                     Annual Operating Plan and Budget shall be deemed approved
                     by the Majority Lenders. If the Majority Lenders do not
                     approve an Annual Operating Plan and Budget, the
                     Administrative Agent shall

                                      -65-

                     advise the Borrower of the items that are disapproved and
                     the reason for such disapproval.

                     If all or any portion of an Annual Operating Plan and
                     Budget is disapproved, the Borrower shall adhere to all
                     approved aspects of such Annual Operating Plan and Budget.
                     With respect to those aspects of any Annual Operating Plan and Budget that are not approved, the Annual Operating Plan and Budget for the preceding Operating Year (if
                     applicable), adjusted (in relation to budgeted
                     expenditures) for inflation in a manner mutually acceptable to the Borrower and the Administrative Agent (after Expert
                     Consultation), shall be applicable thereto (and shall for
                     all purposes hereof be deemed to be part of the approved
                     Annual Operating Plan and Budget for such Operating Year)
                     until such time as such aspects of the Annual Operating
                     Plan and Budget therefor have been approved by the Majority
                     Lenders.

              (vi)   O&M Contract Consistency. The Borrower shall ensure that
                     any budget or other applicable projection under the O&M
                     Contract is consistent with the Annual Operating Plan and
                     Budget hereunder (as modified from time to time hereunder).

       (b)    Operation and Maintenance Expenses.

              (i)    The Borrower shall not at any time during any Operating
                     Year make expenditures for any Project in respect of any
                     Operation and Maintenance Expenses for such Project in
                     excess of:

                     (A)    in the case of any line item or category of the
                            proposed Annual Operating Plan and Budget which is
                            not approved by the Majority Lenders (and until such
                            time as such amounts are so approved), the amounts
                            applicable thereto pursuant to the second paragraph
                            of paragraph (a)(v) above for the period from the
                            beginning of such Operating Year to the end of the
                            current month thereof;

                     (B)    in respect of all other such Operation and
                            Maintenance Expenses, any amount which would cause
                            the aggregate amount of such other expenditures to
                            exceed $250,000; or

                     (C)    solely in respect of the "Compromise Payment" under
                            and as defined in the Energy Services Agreement, an
                            aggregate amount exceeding $724,000;

                     in the case of (A) and (B), without having first proposed
                     an amendment to the then-current Annual Operating Plan and
                     Budget and the Majority

                                      -66-

                     Lenders having approved such amendment in accordance with
                     paragraph (ii) below; provided, however, that no such
                     approval shall be required for the "Compromise Payment"
                     referred to in the foregoing clause (C) or for Emergency
                     Operating Costs up to $1,000,000 per Project in any
                     Operating Year (prorated on the basis of a 365-day year for any Operating Year which is less than a full calendar
                     year).

              (ii)   If at any time during any Operating Year: (A) Operation and
                     Maintenance Expenses to be paid by the Borrower during the balance of such Operating Year exceed or could reasonably
                     be expected to exceed the allowance provisions of paragraph
                     (i) above; or (B) the Borrower believes such costs for the balance of such year will exceed such allowance provisions, in each case, the Borrower shall propose an amendment to
                     the then-current Annual Operating Plan and Budget (with
                     copies thereof delivered to the Administrative Agent and
                     the Independent Engineer). Such amendment shall become
                     effective on the date that such proposal is approved by the
                     Majority Lenders. At the time the Borrower submits such
                     proposal, the Borrower shall certify the purpose of such
                     amendment and that such amendment is reasonably necessary
                     or desirable for the operation and maintenance of the
                     Projects. If the Majority Lenders do not approve a proposed amendment, the Administrative Agent shall advise the
                     Borrower of the items that are disapproved and the reason
                     for such disapproval. If all or any portion of a proposed
                     amendment is disapproved, the Borrower shall adhere to the
                     Operation and Maintenance Expenses included in the approved
                     Annual Operating Plan and Budget (subject to the allowance provisions of paragraph (i) above).

      (c)     O&M Contract Operating Reports. The Borrower shall furnish to the
              Administrative Agent a copy of each Quarterly Operations Reports received by it pursuant to the terms of the O&M Contract which include: (i) technical performance of the Projects, including production, (ii) an accident incident report, (iii) safety and environmental compliance status, (iv) equipment operational status, (v) a summary of all major maintenance performed in the preceding quarter and that planned for the coming quarter, including a summary of Major Corrective Maintenance Work (as defined in the O&M Contract) performed in the preceding quarter,
              (vi) any other known conditions which may adversely affect the technical or financial performance of the Projects, and (vii) the incurrence or payment of any "Extraordinary Operation Expenses"
              under and as defined in the O&M Contract.

8.24   SPECULATIVE ACTIVITIES.

                                      -67-

       The Borrower shall not engage in any speculative activities. Nothing in this Section 8.24 shall prohibit the Borrower from entering into the
       Interest Rate Cap Agreements.

8.25   STATUS.

       (a)    The Borrower shall take, or cause to be taken, all action required to maintain the status of each of the Projects as a QF.

       (b)    The Borrower shall not take or permit any Affiliate to take, any action that would cause the Borrower: (i) to become regulated as a public utility under: (A) the FPA in a manner different than that contemplated by its Government Approvals set out on Schedule VI or
              any of its future Government Approvals regarding the rates of public utilities granted by FERC, such future Government Approvals not to be sought without the prior written consent of the Majority
              Lenders; or (B) any other material utility regulation under any
              Government Rule (excluding the FPA and the Government Rules promulgated thereunder), other than as set out on Schedule VI; or
              (ii) to become subject to any material utility regulation under any Government Rule, other than as set out on Schedule VI.

       (c)    Neither the Borrower nor any of its Affiliates shall take, or permit to be taken, any action that would cause the Borrower to be an "investment company" or a company "controlled" by an
              "investment company" within the meaning of the Investment Company
              Act of 1940.

8.26   UPDATED SURVEYS AND TITLE POLICY FOLLOWING UPGRADE PROJECT.

       (a)    Surveys. The Administrative Agent shall have received, no later than 100 days following completion of the Upgrade Project, a survey of the Site certified to the Borrower, the relevant Title
              Company and the Administrative Agent, updated, with respect to all relevant requirements and information required for the Initial
              Surveys under Section 6.01(f)(ii), to within 60 days of the date of receipt by the Administrative Agent.

       (b)    Title Policy. Promptly and in any event within 100 days after completion of the Upgrade Project, the Borrower shall cause the relevant Title Company to deliver to the Administrative Agent:

              (i)    an endorsement of the Title Policy issued in connection
                     with such Project deleting from the Title Policy: (A) any
                     exception in connection with pending disbursements; (B) any exception with respect to unrecorded mechanics' and
                     materialmen's liens; and (C) any exception with respect to survey matters; and

              (ii)   an abstractor's certificate or other title evidence showing no Liens or other exceptions to the title of the Deed of
                     Trust Estate, other

                                      -68-

                     than Permitted Liens and those previously approved in
                     writing by the Administrative Agent.

8.27   ACCOUNTS. The Borrower shall not establish or maintain any account other than (a) the Accounts established and maintained pursuant to the
       Depositary Agreement and (b) any account that does not hold Project
       Revenues.

8.28   NO SUBSIDIARIES. The Borrower shall not form, establish, acquire or suffer to exist any Subsidiaries of the Borrower.

8.29   SCE CONSENT. The Borrower shall use commercially reasonable efforts to obtain and deliver to the Administrative Agent, on or prior to the date
       60 days following the Closing Date, an agreement among the Borrower, SCE and the Collateral Agent providing for the consent by SCE to the collateral assignment by the Borrower to the Collateral Agent of the
       Borrower's rights under each PPA.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

9.01   EVENTS OF DEFAULT. Each of the following events shall be and constitute an "EVENT OF DEFAULT":

       (a)    The Borrower shall default in the payment when due hereunder of any principal of or interest on any Loan and such default shall continue unremedied for a period of three (3) Business Days after such amount first became due.

       (b)    The Borrower shall default in the payment when due of any amount payable by it hereunder or under any other Financing Document
              (other than amounts described in paragraph (a) above) and such default shall continue unremedied for a period of 30 days after such amount first became due.

       (c)    Any material representation, warranty or statement confirmed or made by the Borrower, the Sponsor or any other Major Project Party under any Financing Document or contained in any certificate, statement, notice or other document provided to any Financing
              Party under or pursuant to any Financing Document shall have been incorrect or misleading in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated.

       (d)    The Borrower shall default in the performance of any of its obligations under any of:

              (i)    Section 8.02(a); (solely in relation to the maintenance of its existence); 8.03(a) (in relation to the first sentence thereof);

                                      -69-

                     8.03(b) (solely in relation to the first sentence thereof);
                     8.03(c); 8.04(a); 8.04(b); 8.04(c); 8.05(a); 8.05(b) (other than in relation to the provisions of the second sentence
                     thereof); 8.05(d) (solely in relation to the provisions of the first and second sentences thereof); 8.07; 8.09; 8.12;
                     8.13 (and such default shall continue for a period of five
                     (5) consecutive Business Days); 8.15 (and such default
                     shall continue for a period of five (5) consecutive
                     Business Days); 8.16; 8.17; 8.19; 8.22(b); 8.22(c);
                     8.22(d); 8.24; 8.25; 8.26; 8.27; or 8.28; or any other
                     provision of any Financing Document and such continues for more than thirty (30) consecutive days after the Borrower
                     should reasonably become aware of such default;

              (ii)   Section 4.01(a), (b),(c) and(g); 4.02 (provided, that
                     solely if the Borrower has no knowledge of the existence of any financing statement referred to therein, no Event of
                     Default shall occur until the date 30 days after the filing of such financing statement); 4.04(a), 4.09, or 4.15 of the
                     Borrower Security Agreement;

              (iii)  Section 1.2, 1.3, 1.6, 1.7, 1.8, 1.9, 1.14 or 1.18 of the
                     Deed of Trust; or

              (iv)   Sections 3.1(a), 3.1(b) or 4.3 of the Depositary Agreement.

       (e)    The Sponsor shall default in the performance of any of its obligations under Sections 4.01(a), 4.02, 4.03, 4.05, 4.06, 4.07,
              4.09 or 4.10 of the Pledge Agreement; or any other provision of the Pledge Agreement and such continues for more than thirty (30)
              consecutive days after the Borrower should reasonably become aware of such default.

       (f)    The Borrower or any other Major Project Party shall default in the performance of any material covenant or undertaking contained in any Project Document other than any obligation for the payment of money, which default continues beyond the shorter of the
              applicable period of grace specified therefor in such document or
              (i) ten (10) days, in the case of a payment default, or (ii) 30 days, in the case of any other default provided that, if such other default (x) is not capable of being remedied with diligent effort within such 30-day period, and (y) is reasonably capable of being remedied and the Borrower is diligently prosecuting or pursuing such remedy, such other default shall not give rise to an
              Event of Default unless such other default shall continue
              unremedied for a period of ninety (90) days after an Authorized
              Officer of the Borrower becomes aware or reasonably should have become aware of such other default.

       (g)    The Borrower or the Sponsor shall: (i) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; (ii) apply for or consent to the appointment of, or the taking of possession by, a receiver,

                                      -70-

              custodian, trustee or liquidator of itself or of all or a
              substantial part of its Property; (iii) make a general assignment for the benefit of its creditors; (iv) commence a voluntary case under the Bankruptcy Code; (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code; or (vii) take any corporate, limited liability company or partnership action for the purpose of effecting any of the foregoing.

       (h)    (i) A proceeding or case shall be commenced against the Borrower or the Sponsor, in each case without the application or consent of such Person, in any court of competent jurisdiction, seeking: (A)
              its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts; (B) the appointment of a trustee, receiver, custodian, liquidator or the like of such
              Person or of all or any substantial part of its Property; or (C)
              similar relief in respect of such Person under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and, in each case, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 or more days;
              or (ii) an order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code.

       (i)    Prior to the completion of its duties under all Transaction
              Documents to which it is a party, any of SCE, the Operator or
              Imperial Irrigation District shall: (i) admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; (ii) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its
              Property; (iii) make a general assignment for the benefit of its creditors; (iv) commence a voluntary case under the Bankruptcy
              Code; (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization,
              winding-up, or composition or readjustment of debts; (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code; or (vii) take any corporate or
              partnership action for the purpose of effecting any of the foregoing.

       (j)    (i) Prior to the completion of its duties under all Transaction
              Documents to which it is a party, a proceeding or case shall be commenced against any of SCE, the Operator or Imperial Irrigation
              District, without the application or consent of such Person, in any court of competent jurisdiction, seeking: (A) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts; (B) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person or of all or any substantial part of its Property; or (C) similar relief in respect of such Person under any law relating to bankruptcy, insolvency,

                                      -71-

              reorganization, winding-up, or composition or adjustment of debts, and, in each case, such proceeding or case shall continue
              undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 or more days; or (ii) an order for relief against such Person shall be entered in an involuntary case under the Bankruptcy Code.

       (k)    Any Person referred to in paragraph (g) or (h) above shall be terminated or dissolved (as a matter of Government Rule or otherwise), or proceedings shall be commenced by any Person seeking the termination or dissolution of any Person referred to in paragraph (g) or (h) above and such proceedings shall continue undismissed or unstayed for a period of 90 or more days (or such shorter period of time which such Person has pursuant to
              Government Rule to cause the dismissal of such proceeding or stay the effectiveness of any such order, judgment or decree).

       (l)    A judgment or judgments for the payment of money is rendered by one or more Government Authorities against the Borrower in an aggregate amount (less any amount that applicable insurers have acknowledged liability for) exceeding $500,000 in the aggregate, and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 45 days from the date of entry thereof, and such Person shall not, within said period of 45 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal, or any action shall be taken by a judgment creditor to attach or levy upon any assets of such Person to enforce any such judgment.

       (m)    An ERISA Event shall have occurred that, in the opinion of the
              Administrative Agent, when taken together with all other ERISA
              Events that have occurred, could reasonably be expected to result in a Material Adverse Effect.

       (n)    (i) Any Environmental Claim arising with respect to the
              Development of any Project shall have been asserted against such
              Project, the Borrower or the Operator or, in connection with its involvement with the Development of a Project, any other
              Environmental Party which, if adversely determined, could
              reasonably be expected to have a Material Adverse Effect; or (ii)
              any Release or Use of any Hazardous Materials at, on, under or from such Project shall have occurred which could reasonably be expected to have a Material Adverse Effect.

       (o)    Any Indebtedness of the Borrower in excess of $500,000 is not paid when due (after giving effect to any grace period applicable thereto), becomes due and payable by reason of any default or event of default with respect thereto (howsoever described), or could under the terms of the documentation evidencing such
              Indebtedness (after giving effect to any grace period applicable thereto)

                                      -72-

              become due and payable by reason of any default or event of default with respect thereto (howsoever described).

       (p)    (i) The Borrower, the Sponsor, SCE, the Operator or Imperial
              Irrigation District shall fail to obtain, renew, maintain or comply with all Government Approvals as shall now or hereafter be necessary or desirable; or (ii) any Government Approval related to any Project shall be Impaired or shall cease to be in full force and effect; or (iii) any action, suit, proceeding or investigation shall be commenced by or before any Government Authority that could reasonably to expected to result in the Impairment of any such Government Approval and such action, suit, proceeding or investigation is not dismissed or terminated within 90 days and, in each such case, such failure, Impairment, cessation or
              commencement could reasonably be expected to have a Material
              Adverse Effect.

       (q)    (i) Except as expressly contemplated pursuant to paragraph (u)
              below, any material provision of any Transaction Document shall at any time for any reason cease to be valid and binding or in full force and effect; or (ii) except as expressly contemplated pursuant to paragraph (u) below, any Transaction Document shall be
              Impaired in whole or part; or (iii) the validity or enforceability of any Transaction Document shall be contested by any party thereto (other than either Agent or the Lenders) or any Government
              Authority; or (iv) the Borrower, the Sponsor, SCE, the Operator or
              Imperial Irrigation District shall deny that it has any or further liability or obligation under any Transaction Document and, in each such case, such cessation, Impairment, contest or denial could reasonably be expected to have a Material Adverse Effect.

       (r)    Any Security Document shall cease to be in full force and effect or to be effective to grant a perfected Lien to the Collateral
              Agent for the benefit of the Secured Parties, on any part of the
              Collateral described therein having value in excess of $100,000 in the aggregate with the priority purported to be created thereby subject to the rules and regulations of the BLM.

       (s)    Any Material Adverse Effect shall occur and be continuing.

       (t)    One or more judgments or decrees is entered against the Borrower in the form of an injunction or other similar relief requiring suspension or abandonment of the Development of any Project (or a material portion thereof) for a continuous period of at least 90 days, and such judgment or decree is not vacated, discharged or stayed or bonded pending appeal within 90 days (or any shorter appeal period as is available under applicable Government Rules from the date of entry thereof).

       (u)    The Borrower or the Operator ceases to carry on or suspends all or substantially all of its activities in connection with the
              Development of a Project or otherwise abandons or permits the abandonment of its Project, in each case for a period of 45 days or more, other than where the cessation or suspension is for bona fide

                                      -73-

              operational reasons or due to an event of force majeure and the
              Borrower is using commercially reasonable efforts to commence or recommence such construction or operation.

       (v)    The Tower Repairs fail to be substantially completed on or prior to July 1, 2003.

9.02   RIGHTS UPON AN EVENT OF DEFAULT. Upon the occurrence and during the continuation of an Event of Default:

       (a)    the Administrative Agent may, and, upon request of the Majority
              Lenders, shall, by notice to the Borrower and the Collateral
              Agent, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 or 5.06) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower;
              and

       (b)    in the case of the occurrence of an Event of Default referred to in paragraph (g) or (h) above with respect to the Borrower, the
              Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Borrower hereunder and under the Notes (including any amounts payable under Section 5.05 or
              5.06) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

         Notwithstanding anything else provided herein, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent may exercise any and all remedies available to it under law or equity and any Lender may exercise any right of set-off available to it. Without limiting the foregoing, remedies under any Security Document may only be exercised by the Collateral Agent, although any Secured Party shall have the right (but not the obligation) to cure any default under a
         Security Document subject to the rules and regulations of the BLM.

                                   ARTICLE X

                                   THE AGENTS

10.01  APPOINTMENT, POWERS AND IMMUNITIES. Each Lender hereby appoints and authorizes each of the Administrative Agent and the Collateral Agent to act as its agent hereunder and under the other Financing Documents to which such Agent is or becomes a party with such powers as are specifically delegated to such Agent by the terms of this

                                      -74-

       Agreement and of such other Financing Documents, together with such other powers as are reasonably incidental thereto. Each Agent (which term as used in this sentence and in Section 10.05 and the first sentence of
       Section 10.06 shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees, representatives, attorneys and agents):

       (a)    shall have no duties or responsibilities except those expressly set out in this Agreement and in the other Financing Documents to which such Agent is or becomes a party, and shall not by reason of this Agreement or any such other Financing Document be a trustee for any Lender or subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

       (b)    shall not be responsible to the Lenders for any recitals,
              statements, representations or warranties contained in this
              Agreement or in any other Financing Document, or in any
              certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other
              Financing Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Document or any other document referred to or provided for herein or therein, or for the validity or sufficiency of the security afforded hereby or thereby, or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder;

       (c)    shall not, except (in the case of the Collateral Agent) to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or with respect hereto or under, or with respect to, any other Financing Document;

       (d)    shall not be liable or responsible for any action taken, suffered or omitted to be taken by it hereunder or under, or with respect to, any other Financing Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction; and

       (e)    shall not be required to take any action which is contrary to the
              Financing Documents or applicable Government Rules.

       Each Agent may employ agents, experts and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents, experts or attorneys-in-fact selected by it in good faith. The
       Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the
       Administrative

                                      -75-

       Agent, together with the consent of the Borrower to such assignment or transfer (to the extent provided in Section 11.06(b)).

10.02  RELIANCE BY AGENTS. Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any certification, notice or other written communication (including any thereof by telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. As to any matters not expressly provided for by this Agreement or any other Financing Document to which an Agent is intended to be a party, such Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken, suffered or omitted or failure to act pursuant thereto shall be binding on all of the Lenders.

       Without limiting the foregoing, each Agent shall be entitled to advice of counsel and other professionals concerning all matters of trust and its duty hereunder, but no Agent shall be answerable or responsible for the professional malpractice of any attorney-at-law or certified public accountant or for the acts or omissions of any other professional in connection with the rendering of professional advice in accordance with the terms of this Agreement, if such attorney-at-law, certified public accountant or other professional was selected by such Agent with due care.

10.03  DEFAULTS. Each Agent shall be deemed not to have knowledge or notice of the occurrence of a Default (other than, in the case of the
       Administrative Agent, the non-payment of principal of or interest on
       Loans or of commitment fees payable to the Administrative Agent and, in the case of each Agent, fees payable to it under Financing Documents)
       unless such Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of
       Default". In the event that any Agent receives such a notice of the occurrence of a Default, such Agent shall give prompt notice thereof to the Lenders (and, in the case of the Administrative Agent, shall give each Lender prompt notice of each such non-payment) and the other Agent.
       Each Agent shall (subject to Section 10.07) take such action with respect to such Default as shall be directed by the Majority Lenders or, if provided herein, all of the Lenders, as applicable; provided that, unless and until such Agent shall have received such directions, such Agent may
       (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders or all of the Lenders, as applicable.

                                      -76-

10.04  RIGHTS AS A LENDER. With respect to its Commitments and the Loans made by it, United (and any successor acting as Administrative Agent or
       Collateral Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent or the
       Collateral Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include United in its individual capacity.
       United (and any successor acting as Administrative Agent or Collateral
       Agent, as applicable) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Borrower
       (and any of its Affiliates) as if it were not acting as the
       Administrative Agent or the Collateral Agent, as applicable, and United
       (and any successor acting as Administrative Agent or Collateral Agent, as applicable) and its Affiliates may accept fees and other consideration from the Borrower (and any of its Affiliates) for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

10.05  INDEMNIFICATION. The Lenders agree to indemnify each Agent (to the extent not reimbursed under Section 11.03, but without limiting the obligations of the Borrower under Section 11.03) ratably in accordance with the aggregate principal amount of the Loans held by the Lenders (or, if no
       Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, fines, claims, demands, settlements, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against such Agent (including by any Lender) arising out of or by reason of any investigation or in any way relating to or arising out of this
       Agreement or any other Transaction Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses which the Borrower is obligated to pay under Section 11.03, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) of the party to be indemnified. The obligations of the
       Lenders under this Section 10.05 shall survive the termination of this
       Agreement, the repayment of the Loans or the earlier resignation or removal of either Agent.

10.06  NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on either Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Affiliates and its own decision to enter into this Agreement and that it will, independently and without reliance upon either Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Transaction Document. No Agent shall be required to

                                      -77-

       keep itself informed as to the performance or observance by the Borrower or any other Person of this Agreement or any other Transaction Document or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrower or such other Person.
       Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by an Agent hereunder or under the Financing Documents, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower
       (or any Affiliate thereof) which may come into the possession of such
       Agent or any of its Affiliates.

10.07  FAILURE TO ACT. Except for action expressly required of an Agent hereunder and under the other Financing Documents to which such Agent is or becomes a party, such Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 10.05 against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Each Agent shall be entitled to interest (calculated on a per annum basis) on all amounts advanced by it hereunder in its discretion at the Federal Funds Rate. Each Agent shall at any time be entitled to cease taking any action if it no longer deems any indemnity or undertaking from the Lenders to be sufficient.

10.08  RESIGNATION OR REMOVAL OF AGENTS. Subject to the appointment and acceptance of a successor Agent as provided below, an Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and an
       Agent may be removed at any time with or without cause by the Majority
       Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint, with the consent of the Borrower (unless a
       Default or Event of Default has occurred and is continuing), such consent not to be unreasonably withheld or delayed, a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring
       Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent, at its discretion, may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which has an office in New York, New York with capital, surplus and undivided profits of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article X and Section 11.03 shall continue in effect for its benefit in respect of any actions taken,

                                      -78-

       suffered or omitted to be taken by it while it was acting as such Agent.
       Each Agent agrees not to resign solely as a result of the occurrence and continuance of a Default or an Event of Default.

10.09  CONSENTS. Except as otherwise provided in Section 11.04, each Agent may, with the prior written consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any
       Transaction Document; provided that, without the prior written consent of each Lender, the Collateral Agent shall not (except as provided herein or in the Security Documents) release any Collateral or otherwise terminate any Lien under any Security Document, or agree to additional obligations being secured by the Collateral (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Security Document and is otherwise permitted hereunder)
       or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to any of the Collateral, except that no such consent shall be required, and the Collateral Agent is hereby authorized, to release any Lien covering the Borrower's Property that is the subject of a disposition of
       Property permitted under this Agreement or under the relevant Security
       Document or to which the Lenders have consented.

10.10  COLLATERAL AGENT. The Collateral Agent shall:

       (a)    forward promptly after receipt thereof (and use its best efforts to forward within five Business Days of such receipt): (i) to each
              Secured Party a copy of each document furnished to such Agent for such Secured Party under this Agreement, and any other Financing
              Documents to which such Agent is a party; and (ii) to the
              Administrative Agent any notice delivered to the Collateral Agent pursuant to any Consent and Agreement;

       (b)    have the right, but not the obligation, to: (i) refuse any item for credit to any Account except as required by the terms of the
              Financing Documents; (ii) refuse to honor any request for transfer in relation to any Account that is not consistent with the
              Financing Documents; (iii) charge to any Account all applicable charges; and (iv) pay fees, interest and other charges owing by the Borrower as provided herein and in the other Transaction
              Documents;

       (c)    except as otherwise provided herein and in the Depositary
              Agreement (including by the provision of standing instructions therein), and subject to the provisions of Section 10.07, take all actions and make all determinations with respect to the Collateral and the Security Documents, including as to the advisability of taking additional steps to perfect, or cause the perfection of, any security interest, as directed in writing by the
              Administrative Agent; and

       (d)    have the right at any time to seek clarification and instructions concerning the administration of the Financing Documents from the
              Administrative Agent, legal

                                      -79-

              counsel or any court of competent jurisdiction and shall be fully protected in relying upon such instructions.

                                   ARTICLE XI

                                  MISCELLANEOUS

11.01  WAIVER. No failure on the part of either Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, any Note or any other
       Financing Document shall operate as a waiver thereof, and no single or partial exercise of any right, power or privilege under this Agreement, any Note or any other Financing Document shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

11.02  NOTICES. All notices, requests and other communications provided for herein and under the Financing Documents (including any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including by telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier with confirmation of receipt received or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid;
       provided, however, that if such transmission or delivery does not occur by 4:00 p.m. recipient's time, then such transmission or delivery shall be deemed to occur on the next Business Day.

11.03  EXPENSES; ETC.

       (a)    Expenses. The Borrower shall pay or reimburse each of the Lenders and each Agent for paying:

              (i)    all reasonable out-of-pocket costs and expenses of the
                     Agents (including the reasonable fees and expenses of: (A)
                     Bingham McCutchen LLP, special counsel to the Lenders; (B)
                     the Independent Engineer; (C) the Insurance Advisor; (D)
                     such other counsel or experts engaged by the Administrative
                     Agent at the request of the Majority Lenders (and, except
                     during the occurrence and continuation of a Default, with
                     the consent of the Borrower, such consent not to be
                     unreasonably withheld or delayed) from time to time; and
                     (E) counsel engaged by the Collateral Agent from time to
                     time with (except during the occurrence and continuation of a Default) the consent of the Borrower, such

                                      -80-

                     consent not to be unreasonably withheld or delayed), in
                     each case in connection with: (I) the negotiation,
                     preparation, execution and delivery of this Agreement and
                     the other Transaction Documents and the extension of credit hereunder; or (II) any amendment, modification or waiver of any of the terms of this Agreement or any other Transaction
                     Document;

              (ii)   all reasonable costs and expenses of the Lenders and each
                     Agent (including reasonable counsels' fees and expenses and reasonable experts' fees and expenses) in connection with:
                     (A) any Default and any enforcement or collection
                     proceedings resulting therefrom or in connection with the
                     negotiation of any restructuring or "work-out" (whether or not consummated) of the obligations of the Borrower under
                     this Agreement or the obligations of any Project Party
                     under any other Transaction Document; and (B) the
                     enforcement of this Section 11.03;

              (iii)  all transfer, stamp, documentary or other similar taxes, assessments or charges levied by any Government Authority
                     in respect of this Agreement or any other Transaction
                     Document or any other document referred to herein or
                     therein and all costs, expenses, taxes, assessments and
                     other charges incurred in connection with any filing,
                     registration, recording or perfection of any Lien
                     contemplated by this Agreement or any other Financing
                     Document or any other document referred to herein or
                     therein; and

              (iv)   all costs, expenses and other charges in respect of title
                     insurance procured with respect to the Liens created
                     pursuant to the Deed of Trust.

              In relation to payments referred to under clause (iii) above, within 30 days after paying such amount, the Borrower shall deliver to the Administrative Agent, evidence reasonably
              satisfactory to the Administrative Agent of such payment.

       (b)    Indemnity. The Borrower shall indemnify each Agent, each Lender, their respective Affiliates and their respective shareholders, officers, directors, employees, representatives, attorneys and agents (each, an "INDEMNITEE") from, and shall hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, fines, demands, settlements, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including the reasonable fees and expenses of counsel and consultants for each Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto, but excluding any such losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or

                                      -81-

              disbursements incurred solely by reason of the gross negligence or willful misconduct of such Indemnitee) that may at any time
              (including at any time following the Termination Date) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising out of, or in any way related to or by reason of:

              (i)    any of the transactions contemplated hereby or by any other
                     Transaction Document or the execution, delivery or
                     performance of this Agreement or any other Transaction
                     Document;

              (ii)   the extensions of credit hereunder or the actual or
                     proposed use by the Borrower of any of the extensions of
                     credit hereunder or the grant to the Collateral Agent for
                     the benefit of, or to any of, the Secured Parties of any
                     Lien on the Collateral or on any other Property of the
                     Borrower, the Sponsor or any ownership interest in the
                     Borrower;

              (iii)  the exercise by the Collateral Agent or the other Secured
                     Parties of their rights and remedies (including
                     foreclosure) under any agreements creating any such Lien;
                     and

              (iv)   any Environmental Law (including any Lien filed against any
                     Project by or in favor of any Government Authority) as a
                     result of the past, present or future operations of the
                     Borrower, the Sponsor (as it relates to the Projects) or
                     the Operator (or any predecessor in interest to any such
                     person), or the past, present or future condition of any
                     site or facility owned, operated or leased at any time by
                     the Borrower, the Sponsor or the Operator (or any such
                     predecessor in interest to any such person), or any Release or Use or threatened Release of any Hazardous Materials at any such site or facility, that is not otherwise in
                     accordance with applicable Environmental Law, including any such Release or Use or threatened Release which shall occur during any period when such Indemnitee shall be in
                     possession of any such site or facility following the
                     exercise by either Agent or any other Secured Party of any of its rights and remedies hereunder or under any Financing
                     Document or any other Transaction Document.

       (c)    Records. Each relevant Financing Party shall maintain in
              accordance with its usual practice records evidencing the amounts payable by the Borrower under this Section 11.03; provided that the failure of any Financing Party to maintain such records shall not in any manner affect the obligation of the Borrower to make such payments.

                                      -82-

11.04  AMENDMENTS; ETC. Except as otherwise expressly provided in this
       Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by each of the Borrower, the
       Administrative Agent, the Collateral Agent and the Majority Lenders, or
       by each of the Borrower and the Collateral Agent and the Administrative
       Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived by the Majority Lenders or by the
       Administrative Agent acting with the consent of the Majority Lenders;
       provided that:

       (a)    no amendment, modification or waiver shall, unless by an
              instrument signed by all of the Lenders or by the Administrative
              Agent acting with the consent of all of the Lenders: (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments; (ii) extend the date fixed for the payment of principal of or interest on any
              Loan or any fee hereunder; (iii) reduce the amount of any such payment of principal; (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder; (v) alter the rights or obligations of the Borrower to prepay Loans; (vi) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied among the Lenders or
              Types or Classes of Loans; (vii) alter the terms of this Section
              11.04; (viii) amend the definition of the term "Majority Lenders"
              or modify in any other manner the number or percentage of the
              Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof; (ix) waive any of the conditions precedent set out in Section 6.01; or (x) release all or any material portion of the Collateral; and

       (b)    any amendment, modification, waiver or supplement of the rights or duties of either Agent hereunder shall require the consent of such
              Agent.

       Anything in this Agreement to the contrary notwithstanding, if at any time when the conditions precedent set out in Article VI to any extension of credit hereunder are, in the opinion of the Majority Lenders, satisfied, any Lender shall fail to fulfill its obligations to make such extension of credit, then, for so long as such failure shall continue, such Lender shall (unless the Majority Lenders, determined as if such
       Lender were not a "Lender" hereunder, shall otherwise consent in writing)
       be deemed for all purposes relating to amendments, modifications, waivers or consents under this Agreement or any other Financing Document
       (including under this Section 11.04 and under Section 10.09) to have no
       Loans or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of Majority Lenders, and shall have no rights under the preceding paragraph of this Section 11.04.

       Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement that has the effect
       (either immediately or at some later time) of enabling the Borrower to satisfy a condition precedent to the making of a Loan of any Class shall be effective against the Lenders making Loans of such Class for purposes of the Commitments of such Class unless the Majority Lenders making Loans of such Class shall have concurred with such waiver or modification, and no waiver or

                                      -83-

       modification of any provision of this Agreement or any other Financing
       Document that could reasonably be expected to adversely affect the
       Lenders making Loans of any Class in a manner that does not affect all
       Classes equally shall be effective against the Lenders making Loans of such Class unless the Majority Lenders making Loans of such Class shall have concurred with such waiver or modification.

11.05  SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.06  ASSIGNMENTS AND PARTICIPATIONS.

       (a)    Borrower. The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Administrative Agent.

       (b)    Lenders. Subject to the terms of clause (g) below, each Lender may assign any of its Loans, its Notes and its Commitments (but only with the consent of, in the case of an outstanding Commitment, the
              Administrative Agent, not to be unreasonably withheld) to an
              Eligible Assignee; provided that: (i) no such consent by the
              Administrative Agent shall be required in the case of any
              assignment to another Lender or an Affiliate (or Approved Fund) of a Lender; (ii) except in the case of an assignment to a Lender or an Affiliate (or Approved Fund) of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitments, any such partial assignment shall be in an amount at least equal to $5,000,000; and (iii) each assignment by a Lender of its
              Commitment, Loans or Note of a particular Class shall be made in such a manner so that the same portion of its Commitment, Loans and Note of such Class is assigned to the respective assignee.

              Upon execution and delivery by the assignee to the Borrower and the Administrative Agent of an instrument in writing pursuant to which such assignee agrees to become a "Lender" hereunder (if not already a Lender) having the Commitments and Loans specified in such instrument, and upon consent thereto by the Administrative
              Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Administrative Agent, to the extent required above), the obligations, rights and benefits of a
              Lender hereunder holding the Commitments and Loans (or portions thereof) assigned to it (in addition to the Commitments and Loans, if any, theretofore held by such assignee) and the assigning
              Lender shall, to the extent of such assignment, be released from the Commitments (or portion thereof) so assigned. Upon each such assignment (other than such an assignment by United), the
              assigning Lender shall pay the Administrative Agent an assignment fee of $3,000.

                                      -84-

              In furtherance of the foregoing, on the date of any such
              assignment pursuant to this Section 11.06(b), the Borrower shall deliver to the assigning Lender and the assignee Lender, in exchange for the Notes theretofore delivered by the Borrower to the assigning Lender, appropriately completed Notes, dated the effective date of such assignment, payable to such assigning
              Lender and to such assignee, in an aggregate amount equal to their respective Commitments after giving effect to such assignment, and otherwise duly completed.

              [Intentionally omitted.]

       (c)    Participants. A Lender may sell or agree to sell to one or more other Persons a participation in all or any part of any Loan held by it, or in its Commitments (provided that partial participations shall be in an amount at least equal to $5,000,000 or the entire remaining amount of the assigning Lender's Loans and Commitments, whichever is the lesser). Each purchaser of a participation (a
              "PARTICIPANT") shall be entitled to the rights and benefits of the provisions of Section 8.01(m) with respect to its participation in such Loans and Commitments as if (and the Borrower shall be directly obligated to such Participant under such provision as if)
              such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 4.07(c), shall not have any other rights or benefits under this Agreement or any Note or any other Financing Document (the Participant's rights against such Lender in respect of such participation to be those set out in the agreements executed by such Lender in favor of the
              Participant). All amounts payable by the Borrower to any Lender under Article V in respect of Loans and its Commitments, shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans and Commitments, and as if such
              Lender were funding each of such Loans and Commitments in the same way that it is funding the portion of such Loans and Commitments in which no participations have been sold. In no event shall a
              Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Financing Document, except that such Lender may agree with the Participant that it will not, without the consent of the
              Participant, agree to: (i) increase or extend the term, or extend the time or waive any requirement for the reduction or
              termination, of such Lender's Commitment; (ii) extend the date fixed for the payment of principal of or interest on the related
              Loans or any portion of any fee hereunder payable to the
              Participant; (iii) reduce the amount of any such payment of principal; (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee; (v) alter the rights or obligations of the Borrower to prepay the related Loans; or (vi) consent to any modification or waiver hereof or of any Financing Document to the extent that the same, under Section 10.09 or 11.04, requires the consent of each Lender.

                                      -85-

              Notwithstanding anything else provided herein, no Person
              purchasing a participation in accordance with the terms hereof shall be considered a "Lender" for any purposes of the Financing
              Documents by reason of the purchase of such participation.

       (d)    Assignment to Federal Reserve Bank. Anything in this Section 11.06 to the contrary notwithstanding, any Lender may (without notice to the Borrower, either Agent or any other Lender, and without payment of any fee) assign and pledge all or any portion of its
              Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the
              Federal Reserve System and any Operating Circular issued by such
              Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

       (e)    Information. A Lender may furnish any information concerning the
              Borrower in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants), subject, however, to the provisions of Section
              11.08.

       (f)    Assignment to Borrower. Anything in this Section 11.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to the Borrower or any of its Affiliates without the prior consent of each Lender.

       (g)    United. Notwithstanding anything to the contrary in this Section
              11.06, United shall not assign any interest in any Commitment or
              Loan such that at any time it shall cease to own less than 50.1%
              of the aggregate principal amount of the Loans from time to time outstanding.

11.07  MARSHALLING; RECAPTURE. None of the Administrative Agent, the Collateral
       Agent, or any Lender shall be under any obligation to marshal any assets in favor of the Borrower or any other party or against or in payment of any or all of the Secured Obligations. To the extent either Agent or any
       Lender receives any payment by or on behalf of the Borrower, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the
       Borrower or its estate, trustee, receiver, custodian or any other party under any bankruptcy or insolvency law, state or Federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof that has been paid, reduced or satisfied by the amount so repaid shall be reinstated by the amount so repaid and shall be included within the liabilities of the Borrower to such Agent or such Lender as of the date such initial payment, reduction or satisfaction occurred.

11.08  CONFIDENTIALITY. Each Lender and each Agent agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to keep confidential, any non-public information supplied to it by the Borrower pursuant to this Agreement that is

                                      -86-

       identified by the Borrower as being confidential at the time the same is delivered to such Lender or such Agent; provided that nothing herein shall limit the disclosure of any such information: (i) to the extent required by any Government Rule or judicial process; provided that, unless prohibited by applicable Government Rules or not reasonably practicable: (A) notice shall be given to the Borrower of such request;
       and (B) such Lender or such Agent, as applicable, shall reasonably cooperate with the Borrower to the extent the Borrower may seek to challenge such requirement, so long as the Borrower pays all costs of such challenge and the disclosing party determines that such challenge would not adversely affect it; (ii) to counsel for any of the Lenders or either Agent; (iii) to banking, securities exchange or other regulatory or supervisory authorities, auditors or accountants; (iv) to either Agent or any other Lender; (v) in connection with the exercise of any remedies hereunder or under any of the Financing Documents or any suit, action or proceeding relating to this Agreement or any other Financing Document or the enforcement of rights hereunder or thereunder; (vi) to the
       Independent Engineer, the Insurance Advisor or to other experts engaged by either Agent or any Lender in connection with this Agreement and the transactions contemplated hereby; (vii) to the extent that such information is required to be disclosed to a Government Authority in connection with a tax audit or dispute; (viii) in connection with any
       Default and any enforcement or collection proceedings resulting therefrom or in connection with the negotiation of any restructuring or "work-out"
       (whether or not consummated) of the obligations of the Borrower under this Agreement or the obligations of the Borrower, the Sponsor, the
       Operator or other Project Party under any other Transaction Document; or
       (ix) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective
       Lender and the Borrower a confidentiality agreement pursuant to which it agrees to comply with the requirements of this Section 11.08.
       Notwithstanding the foregoing provisions of this Section 11.08(b), the foregoing obligation of confidentiality shall not apply to any such information that: (A) was known to any Lender or either Agent prior to the time it received such confidential information from the Borrower or its Affiliates pursuant to the Transaction Documents; or (B) becomes part of the public domain independently of any act of any Lender or either
       Agent not permitted hereunder (through publication or otherwise); or (C)
       is received by any Lender or either Agent, as applicable, without restriction as to its disclosure or use, from a Person other than the
       Borrower or its Affiliates; provided that such Lender or such Agent, as applicable has no actual knowledge that such source is disclosing such information to such Lender or such Agent, as applicable, in violation of a confidentiality agreement with respect to such information.

11.09  NON-RECOURSE. No recourse shall be had for the payment of any obligations under any Loan or upon any other obligation, covenant or agreement under this Agreement or any other Financing Document, against the Sponsor or any Affiliate thereof, any incorporator, direct or indirect stockholder, member, partner, officer, director, as such, whether past, present or future of the Sponsor or the Borrower or any Affiliate thereof or of any successor corporation thereto (either directly or through the Sponsor or the Borrower or a

                                      -87-

       successor corporation) (each hereinafter, a "NON-RECOURSE PERSON"), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise. It is expressly agreed and understood that:

       (a)    this Agreement and each other Financing Document are solely limited liability company obligations of the Borrower, and that no personal liability whatsoever shall attach to, or be incurred by, any Non-Recourse Person, either directly or indirectly through the
              Borrower or any successor Person, because of the indebtedness thereby authorized or under or by reason of any of the
              obligations, covenants or agreements contained in this Agreement or any of the Financing Documents or to be implied herefrom or therefrom; and

       (b)    any claim of or relating to such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Agreement and each other Financing Document.

       Notwithstanding the foregoing, nothing in this Section 11.09 shall impair or in any way limit any liabilities or obligations of: (i) the Sponsor under or pursuant to its obligations as set forth in the Borrower Equity
       Interest Pledge; or (ii) any Non-Recourse Party for fraud or willful misconduct.

11.10  SURVIVAL. The obligations of the Borrower under Sections 5.01, 5.05, 5.06 and 11.03, the obligations of the Lenders under Section 10.05 and the obligations of the Borrower and the Lenders under the penultimate sentence of Section 10.08 and under Section 11.08 shall survive after the
       Termination Date. In addition, each representation and warranty made, or deemed to be made by a notice of any Disbursement, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any
       Disbursement hereunder, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or either Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such Disbursement was made.

11.11  COUNTERPARTS; INTEGRATION; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any party hereto may execute this Agreement by signing any such counterpart. This Agreement and the other Financing Documents constitute the entire agreement and understanding among the parties hereto with respect to matters covered by this Agreement and the other Financing Documents and supersede any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. This Agreement shall become effective at such time as the Administrative Agent shall have received counterparts hereof signed by all of the intended parties hereto.

11.12  NO THIRD PARTY BENEFICIARIES IN RELATION TO DISBURSEMENTS. THE AGREEMENT
       OF THE LENDERS TO MAKE THE LOANS TO THE

                                      -88-

       BORROWER, ON THE TERMS AND CONDITIONS SET OUT IN THIS AGREEMENT, ARE
       SOLELY FOR THE BENEFIT OF THE BORROWER, AND NO OTHER PERSON (INCLUDING
       ANY AFFILIATE OF THE BORROWER, OR ANY PROJECT PARTY, CONTRACTOR,
       SUBCONTRACTOR, SUPPLIER, WORKMAN, CARRIER, WAREHOUSEMAN OR MATERIALMAN
       FURNISHING LABOR, SUPPLIES, GOODS OR SERVICES TO OR FOR THE BENEFIT OF
       ANY PROJECT) SHALL HAVE ANY RIGHTS HEREUNDER OR UNDER ANY OTHER FINANCING
       DOCUMENT AS AGAINST EITHER AGENT OR ANY LENDER OR WITH RESPECT TO ANY
       EXTENSION OF CREDIT CONTEMPLATED HEREBY.

11.13  GOVERNING LAW; SUBMISSION TO JURISDICTION, ETC. THIS AGREEMENT AND THE
       NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF
       THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY SUBMITS TO THE
       NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE
       SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN
       NEW YORK COUNTY (INCLUDING ANY APPELLATE DIVISION THEREOF), AND OF ANY
       OTHER APPELLATE COURT IN THE STATE OF NEW YORK, FOR THE PURPOSES OF ALL
       LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
       TRANSACTIONS CONTEMPLATED HEREBY (OTHER THAN ENFORCEMENT OF THE DEED OF
       TRUST). EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT
       PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER
       HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A
       COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS
       BEEN BROUGHT IN AN INCONVENIENT FORUM.

11.14  WAIVER OF JURY TRIAL. EACH OF THE BORROWER, EACH AGENT AND EACH OF THE
       LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY
       APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL
       PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE
       TRANSACTIONS CONTEMPLATED HEREBY.

11.15  SPECIAL EXCULPATION. NO CLAIM MAY BE MADE BY THE BORROWER, ANY OF ITS
       AFFILIATES, ANY PARTY TO THIS AGREEMENT OR THE AFFILIATES, SHAREHOLDERS,
       DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM
       AGAINST EITHER AGENT OR ANY LENDER OR THE AFFILIATES, SHAREHOLDERS,
       DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF ANY OF THEM FOR
       ANY SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE LOSS OR
       DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER
       THEORY OF LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY
       OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR
       THEREBY, OR ANY ACT,

                                      -89-

       OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND THE BORROWER
       HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY CLAIM FOR ANY SUCH
       DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO
       EXIST IN ITS FAVOR.

11.16  SERVICE OF PROCESS. Each party hereto hereby irrevocably consents to the service of process in any suit, action or proceeding in such courts by the mailing thereof by any of the other parties hereto by registered or certified mail, postage prepaid, to the "Address for Notices" specified below its name on the signature pages hereof.

11.17  SERVICE OF PROCESS. Nothing herein shall in any way be deemed to limit the ability of any party hereto to serve any writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any other party hereto in such jurisdiction, and in such manner, as may be permitted by applicable law.

11.18  SEVERABILITY. Any provision of this Agreement or the other Financing
       Documents that is prohibited or unenforceable in any particular jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions of this Agreement or the other Financing Documents, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable that provision in any other jurisdiction.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                  BORROWER
                                  --------

                                  ORMESA LLC

                                  By: ORMAT FUNDING CORP.,
                                      its Sole Member and Controlling Manager

                                  By: /s/ Connie Stechman
                                     ------------------------------------------
                                     Name: Connie Stechman
                                     Title: Director, Chief Financial Officer
                                            and Assistant Secretary

                                  Address for Notices:

                                  Ormesa LLC
                                  980 Greg Street
                                  Sparks, Nevada 89431
                                  Telephone No.: (775) 356-9029
                                  Facsimile No.: (775) 356-9039
                                  Attention: President

                                  Schedule I to the Credit Agreement

                                      I-2

                                  LENDERS
                                  -------

                                  UNITED CAPITAL,
                                    a division of Hudson United Bank

                                  By: /s/ Jerome P. Peters, Jr.
                                      -----------------------------------------
                                     Name: Jerome P. Peters, Jr.
                                     Title: Senior Vice President

                                  Address for Notices:

                                  United Capital, a division
                                  of  Hudson United Bank
                                  87 Post Road East
                                  Westport, Connecticut 06880

                                  Telephone No.: (203) 291-6600
                                  Facsimile No.: (203) 291-6652
                                  Attention: Mr. Jerome P. Peters, Jr.

                                  Schedule I to the Credit Agreement

                                      I-3

                                  ADMINISTRATIVE AGENT
                                  --------------------

                                  UNITED CAPITAL,
                                     a division of Hudson United Bank,
                                     not in its individual capacity but solely
                                     as Administrative Agent

                                  By: /s/ Jerome P. Peters, Jr.
                                      -----------------------------------------
                                     Name: Jerome P. Peters, Jr.
                                     Title: Senior Vice President

                                  Address for Notices:

                                  United Capital, a division
                                  of  Hudson United Bank
                                  87 Post Road East
                                  Westport, Connecticut 06880

                                  Telephone No.: (203) 291-6600
                                  Facsimile No.: (203) 291-6632
                                  Attention: Mr. Jerome P. Peters, Jr.

                                  Schedule I to the Credit Agreement

                                      I-4

                                  COLLATERAL AGENT
                                  ----------------

                                  UNITED CAPITAL,
                                     a division of Hudson United Bank,
                                     not in its individual capacity but solely
                                     as Collateral Agent

                                  By: /s/ Jerome P. Peters, Jr.
                                      -----------------------------------------
                                     Name: Jerome P. Peters, Jr.
                                     Title: Senior Vice President

                                  Address for Notices:

                                  United Capital, a division
                                  of  Hudson United Bank
                                  87 Post Road East
                                  Westport, Connecticut 06880
                                  Telephone No.: (203) 291-6600
                                  Facsimile No.: (203) 291-6632
                                  Attention: Mr. Jerome P. Peters, Jr.

                                  Schedule I to the Credit Agreement